                                                                  CONFORMED COPY
                                                                  --------------

                                  EXHIBIT 10.3
________________________________________________________________________________


                TRUST INDENTURE AND SECURITY AGREEMENT [N583ML]

                          Dated as of August 10, 1999


                                    between


               FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
                                 Owner Trustee


                                      and


                                ALLFIRST BANK,
                               Indenture Trustee

                       _________________________________

                COVERING ONE CANADAIR REGIONAL JET SERIES 200ER
                 AIRCRAFT BEARING U.S. REGISTRATION NO. N583ML
                     AND MANUFACTURER'S SERIAL NUMBER 7327
                       _________________________________


________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                                    Page
ARTICLE I
DEFINITIONS........................................................................................    5

     SECTION 1.01.    Definitions..................................................................    5

ARTICLE II
THE EQUIPMENT NOTES................................................................................    6

     SECTION 2.01.    Form of Equipment Notes......................................................    6
     SECTION 2.02.    Terms of Equipment Notes.....................................................    6
     SECTION 2.03.    Payments from Indenture Estate Only..........................................    7
     SECTION 2.04.    Method of Payment............................................................    8
     SECTION 2.05.    Application of Payments......................................................    8
     SECTION 2.06.    Termination of Interest in Indenture Estate..................................    9
     SECTION 2.07.    Registration, Transfer and Exchange of Equipment Notes.......................    9
     SECTION 2.08.    Mutilated, Destroyed, Lost or Stolen Equipment Notes.........................   10
     SECTION 2.09.    Payment of Expenses on Transfer..............................................   10
     SECTION 2.10.    Prepayment...................................................................   11
     SECTION 2.11.    Provisions Relating to Prepayment............................................   12
     SECTION 2.12.    Purchase Upon an Event of Default............................................   12
     SECTION 2.13.    Equipment Notes in Respect of Replacement Aircraft...........................   13
     SECTION 2.14.    Increased Costs..............................................................   14

ARTICLE III
RECEIPT, DISTRIBUTION AND APPLICATION
OF INCOME FROM THE INDENTURE ESTATE................................................................   16

     SECTION 3.01.    Basic Rent Distribution......................................................   16
     SECTION 3.02.    Lease Termination, Event of Loss and Replacement.............................   17
     SECTION 3.03.    Payment After Indenture Event of Default, etc................................   18
     SECTION 3.04.    Certain Payments.............................................................   19
     SECTION 3.05.    Other Payments...............................................................   20
     SECTION 3.06.    Payments to Owner Trustee....................................................   20
     SECTION 3.07.    Investment of Amounts Held by Indenture Trustee..............................   20
     SECTION 3.08.    Taxes; Withholding...........................................................   21

ARTICLE IV
COVENANTS; EVENTS OF DEFAULT;
REMEDIES OF INDENTURE TRUSTEE......................................................................   22

     SECTION 4.01.    Covenants of the Trust Company and the Owner Trustee.........................   22
     SECTION 4.02.    Indenture Event of Default...................................................   23
     SECTION 4.03.    Certain Cure Rights..........................................................   25
     SECTION 4.04.    Remedies.....................................................................   27
     SECTION 4.05.    Return of Aircraft, etc......................................................   29
     SECTION 4.06.    Remedies Cumulative..........................................................   30
     SECTION 4.07.    Discontinuance of Proceedings................................................   30
     SECTION 4.08.    Waiver of Past Defaults......................................................   30

ARTICLE V
DUTIES OF THE INDENTURE TRUSTEE....................................................................   31

     SECTION 5.01.    Notices......................................................................   31
     SECTION 5.02.    Action Upon Instructions.....................................................   32
     SECTION 5.03.    Indemnification..............................................................   32
     SECTION 5.04.    No Duties Except as Specified in Indenture or Instructions...................   33
     SECTION 5.05.    No Action Except Under Lease, Participation
                         Agreement, Indenture or Instructions......................................   33
     SECTION 5.06.    Replacement Airframes and Replacement Engines................................   33
     SECTION 5.07.    Indenture Supplements for Replacements.......................................   36
     SECTION 5.08.    Effect of Replacement........................................................   36
     SECTION 5.09.    Certain Rights of Owner Trustee and Owner Participant........................   36

ARTICLE VI
THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE........................................................   38

     SECTION 6.01.    Acceptance of Trusts and Duties..............................................   38
     SECTION 6.02.    Absence of Duties............................................................   39
     SECTION 6.03.    No Representations or Warranties as to Aircraft or Documents.................   39
     SECTION 6.04.    No Segregation of Monies; No Interest........................................   40
     SECTION 6.05.    Reliance; Agents; Advice of Counsel..........................................   40
     SECTION 6.06.    Capacity in Which Acting.....................................................   40
     SECTION 6.07.    Compensation.................................................................   40
     SECTION 6.08.    May Become Noteholder........................................................   41
     SECTION 6.09.    Further Assurances; Financing Statements.....................................   41
     SECTION 6.10.    Assumption of Equipment Notes upon Purchase of Aircraft......................   41

ARTICLE VII
SUCCESSOR TRUSTEES; SEPARATE TRUSTEES..............................................................   41

     SECTION 7.01.    Notice of Successor Owner Trustee............................................   41
     SECTION 7.02.    Resignation of Indenture Trustee; Appointment of Successor...................   42
     SECTION 7.03.    Appointment of Separate Trustees.............................................   43

ARTICLE VIII
SUPPLEMENTS AND AMENDMENTS TO
THIS INDENTURE AND OTHER DOCUMENTS.................................................................   45

     SECTION 8.01.    Instructions of Majority; Limitations........................................   45
     SECTION 8.02.    Trustees Protected...........................................................   46
     SECTION 8.03.    Documents Mailed to Noteholders..............................................   46
     SECTION 8.04.    No Request Necessary for Lease Supplement or Indenture
                      Supplement...................................................................   46

ARTICLE IX
MISCELLANEOUS......................................................................................   46

     SECTION 9.01.    Termination of Indenture.....................................................   46
     SECTION 9.02.    No Legal Title to Indenture Estate in Noteholders............................   47
     SECTION 9.03.    Sale of Aircraft by Indenture Trustee is Binding.............................   47
     SECTION 9.04.    Indenture for Benefit of Owner Trustee, Indenture Trustee,
                      Owner Participant and Noteholders............................................   47
     SECTION 9.05.    No Action Contrary to Lessee's Rights under the Lease........................   47
     SECTION 9.06.    Notices......................................................................   47
     SECTION 9.07.    Severability.................................................................   47
     SECTION 9.08.    No Oral Modifications or Continuing Waivers..................................   48
     SECTION 9.09.    Successors and Assigns.......................................................   48
     SECTION 9.10.    Headings.....................................................................   48
     SECTION 9.11.    Governing Law................................................................   48
     SECTION 9.12.    Counterpart Form.............................................................   48
     SECTION 9.13.    Waiver of Jury Trial.........................................................   48
     SECTION 9.14.    Submission to Jurisdiction...................................................   48
     SECTION 9.15.    Payment in Dollars...........................................................   49

APPENDIX A   DEFINITIONS

EXHIBIT A    INDENTURE SUPPLEMENT

EXHIBIT B    FORM OF EQUIPMENT NOTE

                TRUST INDENTURE AND SECURITY AGREEMENT [N583ML]

          TRUST INDENTURE AND SECURITY AGREEMENT [N583ML] dated as of August 10, 1999 between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise specifically set forth herein (when acting in such individual capacity, "Trust Company"), but
                                                            -------------
solely as owner trustee (the "Owner Trustee") under the Trust Agreement, as
                              -------------
defined herein, and ALLFIRST BANK, a Maryland state-chartered commercial bank (when acting in its individual capacity, "Allfirst"), as Indenture Trustee
                                          --------
hereunder (the "Indenture Trustee").
                -----------------

          WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

          WHEREAS, the Owner Participant and the Trust Company have entered into the Trust Agreement whereby, among other things, the Trust Company has declared a certain trust for the use and benefit of the Owner Participant, subject,
                                                                  -------
however, to the Lien of this Indenture, and the Owner Trustee is authorized and
-------
directed to execute and deliver this Indenture;

          WHEREAS, the Owner Trustee desires by this Indenture, among other things, (i) to provide for the issuance by the Owner Trustee to the Loan Participant of an Equipment Note evidencing participation by the Loan Participant in the payment of Lessor's Cost for the Aircraft as provided in the Participation Agreement, and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of certain of the Owner Trustee's right, title and interest in and to the Aircraft and the Indenture Documents and the payments and other amounts received thereunder or in respect thereof in accordance with the terms hereof, as security for, among other things, the Owner Trustee's and Lessee's obligations to the Noteholders, and for the benefit and security of the Noteholders;

          WHEREAS, all things have been done to make the Equipment Note to be delivered to the Loan Participant on the Delivery Date, when executed by the Owner Trustee and authenticated, issued and delivered hereunder, the valid obligations of the Owner Trustee; and

          WHEREAS, all things necessary to make this Indenture the valid, binding and legal obligation of the Owner Trustee, for the uses and purposes herein set forth and in accordance with its terms, have been done and performed and have happened.

                            - - GRANTING CLAUSE - -

          NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment when due of the principal of and Make-Whole Amount (if any) and interest on, and all other amounts due with respect to, all Equipment Notes from time to time outstanding hereunder and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions for the benefit of the Noteholders herein and in the Participation Agreement and the Equipment Notes contained, and the prompt payment of any and all amounts from time to time owing hereunder and under the Participation Agreement and the other Operative Agreements by the Owner Trustee, the Owner Participant or the Lessee to the Noteholders (collectively, the "Secured Obligations"), and for the uses and purposes and subject to the terms
 -------------------
and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the holders thereof, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee and its successors and assigns, for the security and benefit of the Noteholders, as aforesaid, a first priority security interest in and first mortgage lien upon, all right, title and interest of the Owner Trustee in, to and under the following described property, rights and privileges, other than Excluded Payments and subject to the rights of the Owner Trustee and the Owner Participant set forth herein (which collectively, excluding Excluded Payments but including all property hereafter specifically subjected to the Lien of this Indenture by an Indenture Supplement or any other mortgage supplemental hereto shall constitute the "Indenture Estate"), to wit:
                      ----------------

               (1) all estate, right, title and interest of the Owner Trustee in the Aircraft (including the Airframe and the Engines) and all replacements thereof and substitutions therefor to which the Owner Trustee shall from time to time acquire title as provided herein and in the Lease, all as more particularly described in the Indenture Supplement executed and delivered with respect to the Aircraft or any such replacements or substitutions therefor, as provided in this Indenture, and all records, logs, manuals and data and inspection, modification and overhaul records and other documents at any time maintained with respect to the foregoing property;

               (2) all estate, right, title and interest of the Owner Trustee in, to and under the Lease and all Rent thereunder, including, without limitation, all Basic Rent, Supplemental Rent, insurance proceeds and requisition and other payments of any kind thereunder and including all rights of the Owner Trustee to execute any election or option or to give any notice, consent, waiver, or approval under or in respect of the Lease or to accept any surrender of the Aircraft or any part thereof, as well as any rights, powers or remedies on the part of the Owner Trustee, whether arising under the Lease or by statute or at law or in equity, or otherwise, arising out of any Event of Default and to do any and all other things whatsoever which the Owner Trustee is or may be entitled to do under the Lease;

               (3) all estate, right, title and interest of the Owner Trustee in, to and under the Participation Agreement, the Warranty Bill of Sale, the FAA Bill of Sale, the Purchase Agreement (to the extent assigned by the Purchase Agreement Assignment), the Purchase Agreement Assignment, the PAA Consent, the Engine Warranty Assignment, the Warranties (as defined in the Engine Warranty Assignment), the Engine Manufacturer's Consent and any Sublease (including, without limitation, all rights to amounts paid or payable to the Owner Trustee thereunder and all rights to enforce such payments) (collectively, and together with the Lease and the Equipment Notes, the "Indenture
                                                                ---------
          Documents") and including all rights of the Owner Trustee to execute
          ---------
          any election or option or to give any notice, consent, waiver or approval under or in respect thereof and to do any and all other things which the Owner Trustee is or may be entitled to do thereunder;

               (4) all tolls, rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture including all payments or proceeds payable to the Owner Trustee after termination of the Lease with respect to the Aircraft as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Owner Trustee in and to the same and every part thereof;

               (5) all insurance and requisition proceeds and all other payments of any kind with respect to the Aircraft, including but not limited to the insurance required under Section 9 of the Lease;

               (6) all monies and securities deposited or required to be deposited with the Owner Trustee or the Indenture Trustee pursuant to any term of this Indenture or the Lease or required to be held by the Indenture Trustee hereunder; and

               (7) all proceeds of the foregoing.

          BUT EXCLUDING, in all events from each of the foregoing clauses (1) through (7), inclusive, and the Indenture Estate, all Excluded Payments, and SUBJECT TO, the rights of the Owner Trustee and the Owner Participant under
Section 5.09.

The Owner Trustee is concurrently with the delivery hereof delivering to the Indenture Trustee an executed chattel paper original counterpart of each of the Lease and the Lease Supplement covering the Aircraft, together with executed copies of the Trust Agreement and each of the other Indenture Documents (other than the Participation Agreement and the FAA Bill of Sale). All property referred to in this Granting Clause, whenever acquired by the Owner Trustee, shall secure the Secured Obligations at any time outstanding. Any and all properties referred to in this Granting Clause which are hereafter acquired by the Owner Trustee, shall, without further conveyance, assignment or act by the Owner Trustee or the Indenture Trustee thereby become and be subject to the security interest hereby granted as fully and completely as though specifically described herein.


                            - - HABENDUM CLAUSE - -

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the Noteholders, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

          It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under the Indenture Documents to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the Noteholders shall have no obligation or liability under any thereof by reason of or arising out of the assignment hereunder, nor shall the Indenture Trustee or the Noteholders be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Indenture Documents, except as therein or herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, coupled with an interest and with full power (in the name of the Owner Trustee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds but in all cases excluding Excluded Payments) due and to become due under or arising out of the Indenture Documents and all other property which now or hereafter constitutes part of the Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. Without limiting the provisions of the foregoing, during the continuance of any Indenture Event of Default but subject to the terms hereof and of the other Operative Agreements, the Indenture Trustee shall have the right under such power of attorney to sue for, compound and give acquittance for, to accept any offer of any purchaser to purchase the Airframe and Engines as provided herein or in the Lease and upon such purchase to execute and deliver in the name of and on behalf of the Owner Trustee an appropriate bill of sale and other instruments of transfer relating to the Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Owner Trustee or otherwise, which the Indenture Trustee may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of the Indenture Trustee in and to such Rent and other sums and the security intended to be afforded hereby; provided no action of the Indenture Trustee pursuant to this paragraph shall
--------
increase the obligations or liabilities
of the Owner Trustee to any Person beyond those obligations and liabilities specifically set forth in this Indenture and the other Operative Agreements. Under the Lease the Lessee is directed to make all payments of Rent (other than Excluded Payments) and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease (other than Excluded Payments), directly to the Indenture Trustee at such address or addresses as the Indenture Trustee shall specify, for application as provided in this Indenture. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Indenture Trustee any and all monies from time to time received by it constituting part of the Indenture Estate, for distribution by the Indenture Trustee pursuant to this Indenture.

          The Owner Trustee does hereby warrant and represent that (except as permitted herein) it has not assigned or pledged any of its right, title, and interest hereby assigned to anyone other than the Indenture Trustee.

          The Owner Trustee does hereby ratify and confirm the Indenture Documents and does hereby agree that (except as permitted herein) it will not take or omit to take any action, the taking or omission of which would result in an alteration or impairment of any of the Indenture Documents or of any of the rights created by any thereof or the assignment hereunder.

          The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will promptly and duly execute and deliver any and all such further instruments and documents as the Indenture Trustee may reasonably request in obtaining the full benefits of this assignment and of the rights and powers herein granted.

          Notwithstanding the Granting Clause or any of the preceding paragraphs, there are hereby expressly excluded from the foregoing grant, bargain, sale, assignment, transfer, conveyance, mortgage, pledge and security interest all Excluded Payments. Further, nothing in the Granting Clause or any of the preceding paragraphs shall impair in any respect the rights of the Owner Trustee or the Owner Participant under Section 5.09.

          IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                   ARTICLE 1

                                  DEFINITIONS

          SECTION 1.01. Definitions. For all purposes of this Indenture, terms
                        -----------
defined in the heading and recitals of this Indenture are used as so defined and capitalized terms used but not defined in this Indenture are used as define in Appendix A hereto (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative Agreements. Any

Person referenced to herein shall mean such Person and its successors and permitted assigns. Unless otherwise specified, Section and Article references are to Sections and Articles of this Indenture.

                                  ARTICLE II

                              THE EQUIPMENT NOTES

          SECTION 2.01. Form of Equipment Notes. The Equipment Notes and the
                        -----------------------

Indenture Trustee's certificate of authentication to appear on the Equipment Notes shall each be substantially in the form set forth on Exhibit B.

          SECTION 2.02. Terms of Equipment Notes. (a) On the Delivery Date the
                        ------------------------
Owner Trustee shall issue an Equipment Note to the Loan Participant in an aggregate original principal amount in Dollars equal to the percentage of Lessor's Cost set forth opposite the Loan Participant's name on Schedule I to the Participation Agreement. Each Equipment Note shall bear interest on the unpaid principal amount thereof from time to time outstanding from and including the date thereof until such principal amount is paid in full at the Applicable Rate, payable in arrears on each Payment Date and on the date such Equipment
Note is paid in full. Interest hereunder and under the Equipment Notes shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months; provided that interest on past due amounts shall be calculated on the
        --------
basis of a year of 360 days and actual days elapsed.

          (b) The principal of the Equipment Notes shall be due and payable on each Payment Date in the number of installments as noted at Annex A to each Equipment Note.

          (c) Each Equipment Note shall bear interest at the Past Due Rate on any principal thereof and, to the extent permitted by Applicable Law, interest and other amounts due thereunder and hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable by the Owner Trustee on demand from the respective Noteholder given through the Indenture Trustee. Interest under this clause (c) shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

          (d) The Equipment Notes shall be executed on behalf of the Owner Trustee by one of its authorized officers. Equipment Notes bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Equipment Notes or did not hold such offices at the respective dates of such Equipment Notes. No Equipment Notes shall be issued hereunder except those provided for in Section 2.02(a) and any Equipment Notes issued in exchange or replacement therefor pursuant to the terms of this Indenture. The Equipment Note issued under this Section 2.02 shall be dated the Delivery Date. No Equipment Note shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Equipment Note a certificate of authentication in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers and such certificate upon any Equipment Note shall be conclusive evidence, and the only evidence, that such Equipment Note has been duly authenticated and delivered hereunder.

     The principal amount of the Equipment Note issued to the Loan Participant on the Delivery Date shall not exceed the Loan Participant's Commitment.

          SECTION 2.03. Payments from Indenture Estate Only. Except as otherwise
                        -----------------------------------
expressly provided in the next succeeding sentence of this Section 2.03, all payments to be made by the Owner Trustee under this Indenture shall be made only from the income and the proceeds from the Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Indenture Estate to enable the Owner Trustee to make payments in accordance with the terms hereof. Each Noteholder, by its acceptance of an Equipment Note, and the Indenture Trustee, each agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to it as above provided and that none of the Owner Participant, the Trust Company or the Indenture Trustee is personally liable to it for any amounts payable or any liability under this Indenture or such Equipment Note or for any amounts payable or liability under any Equipment Note or this Indenture, except, in the case of the Trust Company and the Indenture Trustee, as expressly provided herein or in the Participation Agreement; provided, however, that nothing contained in this Section 2.03 shall be construed to limit the exercise and enforcement in accordance with the terms of this Indenture or any other Operative Agreement or such other agreements of rights and remedies against the Indenture Estate or any such other Person as to their respective obligations to the Noteholders thereunder.

     The Indenture Trustee hereby waives to the fullest extent permitted by law the benefit of the provisions of Section 1111(b) of Title 11 of the Bankruptcy Code with respect to recourse against the Owner Trustee (in its individual capacity) and the Owner Participant on account of any amount payable as principal of, Make Whole Amount, if any, and interest on the Equipment Notes, provided that such waiver shall not preclude the Indenture Trustee from electing
--------
application of Section 1111(b) (2) of Title 11 of the Bankruptcy Code. The Loan Participant, each Noteholder and the Indenture Trustee agree that, if (i) the Trust Estate or the trust created by the Trust Agreement becomes a debtor subject to the reorganization provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statutes, (ii) pursuant to such reorganization provision, the Owner Participant is held to have recourse liability to the Indenture Trustee or any Noteholder directly or indirectly on account of any amount payable as principal, interest or premium on the Equipment Notes, and (iii) any Noteholder or the Indenture Trustee actually receives any Recourse Amount which reflects any payment by the Owner Participant on account of (ii) above, then such Noteholder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Participant such Recourse Amount. For purposes of this Section 2.03, "Recourse Amount" means the amount by which the portion of such payment by the Owner Participant on account of clause (ii) above received by such Noteholder or Indenture Trustee exceeds the amount which would have been received by such Noteholder or the Indenture Trustee if the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section shall prevent any Noteholder or the Indenture Trustee from enforcing any individual obligation (and retaining the proceeds thereof) of the Owner Participant under the Participation Agreement or any other Operative Agreement to the extent therein provided, for which the Owner Participant has expressly agreed by the terms of the Participation Agreement to accept individual responsibility.

          SECTION 2.04. Method of Payment. Principal and interest and other
                        -----------------
amounts due hereunder or under the Equipment Notes or in respect hereof or thereof shall be payable in Dollars in immediately available funds prior to 12:00 noon, New York time, on the due date thereof, to the Indenture Trustee at its Corporate Trust Department located at the address specified in Section 2.07 and the Indenture Trustee shall, subject to the terms and conditions hereof, remit all such amounts so received by it to the Noteholders at such account or accounts at such financial institution or institutions as the Noteholders shall have designated to the Indenture Trustee in writing (which in the case of the initial Noteholder shall be the account designated on Schedule II to the Participation Agreement under the heading "Loan Participant"), in immediately available funds for distribution to the relevant Noteholders, such payment to be made, in the case of any such designated account in New York, New York, prior to 2:00 p.m., New York time, on the due date thereof. In the event the Indenture Trustee, through negligence or willful misconduct, shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate the Noteholders for loss of use of funds in a commercially reasonable manner, and the Owner Trustee shall have no liability for and the Indenture Estate shall not secure any such loss or any overdue interest on the Equipment Notes in connection with any such failure of the Indenture Trustee to timely distribute funds. All such payments by the Owner Trustee and the Indenture Trustee shall be made without presentment or surrender of any Equipment Note and free and clear of and without reduction for account of all wire and other like charges. Prior to the due presentment for registration of transfer of any Equipment Note, the Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name any Equipment Note is registered on the Register as the absolute owner of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes whether or not such Equipment Note shall be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary. If any sum payable under the Equipment Notes or under this Indenture falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day, without additional interest as a result of such extension.

          SECTION 2.05. Application of Payments. Each payment of principal and
                        -----------------------
interest or other amounts due in respect of each Equipment Note shall, except as otherwise expressly provided herein, be applied, first, to the payment of any
                                                 -----
amount (other than the principal of or Make-Whole Amount or interest on such Equipment Note) due in respect of such Equipment Note, second, to the payment of
                                                       ------
Make-Whole Amount, if any, and interest on such Equipment Note (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable thereunder) due thereunder, third, to the payment of the
                                                  -----
principal of such Equipment Note then due and fourth, the balance, if any,
                                              ------
remaining thereafter, to the payment of the principal of such Equipment Note remaining unpaid (provided that such Equipment Note shall not be subject to prepayment or purchase without the consent of the affected Noteholder except as permitted by Sections 2.10, 2.11, 2.12 and 2.14). The amounts paid pursuant to clause fourth above shall be applied to the installments of principal of such Equipment Note in inverse order of maturity.

          SECTION 2.06. Termination of Interest in Indenture Estate. A
                        -------------------------------------------
Noteholder shall not, as such, have any further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of and Make-Whole Amount, if any, and interest on and other amounts due under all Equipment Notes held by such Noteholder and all other sums due to such Noteholder hereunder and under the other Operative Agreements shall have been paid in full.

          SECTION 2.07. Registration, Transfer and Exchange of Equipment Notes.
                        ------------------------------------------------------
The Indenture Trustee agrees with the Owner Trustee that the Indenture Trustee shall keep a register (herein sometimes referred to as the "Register") in which
                                                            --------
provisions shall be made for the registration of Equipment Notes and the registration of transfers of Equipment Notes. The Register shall be kept at the Indenture Trustee's Corporate Trust Department located at 25 South Charles Street, Mail Code 101-591, Baltimore, Maryland 21201 or at the office of any successor indenture trustee, and the Indenture Trustee is hereby appointed the "Registrar" for the purpose of registering Equipment Notes and transfers of Equipment Notes as herein provided. Upon surrender for registration of transfer of any Equipment Note at the Indenture Trustee's Corporate Trust Department, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Equipment Notes of a like aggregate principal amount. At the option of the Noteholder, its Equipment Notes may be exchanged for other Equipment Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Equipment Notes to be exchanged at the Indenture Trustee's Corporate Trust Department. Each new Equipment Note issued upon transfer or exchange shall be in a principal amount of at least $1,000,000 (except as may be necessary to evidence the entire outstanding principal amount of an Equipment
Note) and dated the Delivery Date. Whenever any Equipment Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, the Equipment Notes which the Noteholder making the exchange is entitled to receive. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. Every Equipment Note presented or surrendered for registration of transfer or exchange, shall (if so required by the Owner Trustee or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Indenture Trustee duly executed by the Noteholder thereof or his attorney duly authorized in writing, and the Indenture Trustee may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act. The Indenture Trustee shall make a notation on each new Equipment Note or Equipment Notes of the amount of all payments of principal previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note is issued and the date to which interest accrued on such old Equipment Note or Equipment Notes has been paid. The Indenture Trustee shall not be required to register the transfer or exchange of any surrendered

Equipment Notes as above provided during the ten (10) Business Day period preceding the due date of any payment on such Equipment Notes. Any Noteholder may transfer any or all of its Equipment Notes to any Person other than the Lessee or its Affiliates. The Owner Trustee and the Indenture Trustee shall treat the Person in whose name each Equipment Note is registered on the Register as the Noteholder with respect thereto for all purposes hereof until due presentment for registration of transfer as provided in this Section 2.07. The Indenture Trustee shall give the Lessee and each Noteholder prompt notice of such transfer of an Equipment Note under this Section 2.07. Each holder of an Equipment Note, by its acceptance thereof, agrees that any transfer of any Equipment Note acquired by it hereunder shall not be effected unless the transferee shall have delivered to the Indenture Trustee, the Lessee, the Owner Participant and the Owner Trustee (i) a representation as to the matters specified in Section 5.08 of the Participation Agreement and, notwithstanding the above, such transferee by its acceptance of an Equipment Note shall be deemed to have made such a representation and (ii) an agreement to be bound by and comply with the provisions of the Participation Agreement and this Indenture binding on a Loan Participant and, notwithstanding the above (but without derogation to the requirements for delivery of such agreement), such transferee by its acceptance of an Equipment Note shall be deemed to have made such representations and such agreement.

          SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Equipment Notes. If
                        ----------------------------------------------------
any Equipment Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the affected Noteholder, execute, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Equipment Note in the same principal amount, dated the date of such Equipment Note and designated as issued under this Indenture. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Indenture Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the affected Noteholder shall furnish to the Owner Trustee and the Indenture Trustee such security or indemnity as may be reasonably required by them to hold the Owner Trustee and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof; provided, however, that if the affected Noteholder is an
                   --------  -------
original party to the Participation Agreement or an Affiliate thereof, the written notice of such destruction, loss or theft and such ownership and the written undertaking of such Noteholder delivered to the Owner Trustee and the Indenture Trustee to hold harmless the Owner Trustee and the Indenture Trustee in respect of the execution, authentication and delivery of such new Equipment Note shall be sufficient evidence, security and indemnity.

          SECTION 2.09. Payment of Expenses on Transfer. Upon the issuance of a
                        -------------------------------
new Equipment Note or new Equipment Notes pursuant to Section 2.07 or 2.08, the Owner Trustee and/or the Indenture Trustee may require from the party requesting such new Equipment Note or Equipment Notes payment of a sum sufficient to reimburse the Owner Trustee and/or the Indenture Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Owner Trustee or the Indenture Trustee.

          SECTION 2.10. Prepayment. (a) The Owner Trustee may, in accordance
                        ----------
with Section 2.10(b), if requested to do so by the Lessee and upon no less than 30 days' prior irrevocable notice to the Indenture Trustee and the original Noteholder (so long as it holds an Equipment Note), on any date on or after the fifth anniversary of the Delivery Date prepay in whole but not in part the Equipment Notes then outstanding (except in the case of a prepayment which occurs after a Noteholder has requested the payment of (x) any Increased Costs pursuant to Section 2.14(a) or (y) any amounts pursuant to Article 6 of the Participation Agreement in respect of withholding Taxes, in which case such prepayment, if elected to be made by the Owner Trustee, may be made at any time) at the principal amount thereof, together with accrued interest thereon to the date of prepayment plus the Make-Whole Amount (if any) and all other amounts due to the holders of the Equipment Notes hereunder, thereunder and under the other Operative Agreements.

           (b) The Equipment Notes shall be prepaid in full but not in part, together with accrued interest thereon to the date of prepayment and all other amounts due thereunder and hereunder and under the other Operative Agreements to the Noteholders:

           (i) Upon the occurrence of an Event of Loss with respect to the Airframe (unless pursuant to Section 8(a)(i) of the Lease and Section 5.06 a Replacement Airframe, together with the same number of Replacement Engines as the Engines, if any, subject to such Event of Loss, shall have been substituted for the Airframe and/or the Engines subject to such Event of Loss), on the earlier of the date of the Lessee's payment with respect to such Event of Loss in Section 8(a)(ii) of the Lease and the last day permitted for such payment under said Section 8(a)(ii);

          (ii) Upon the Lessee's election to terminate the Lease with respect to the Aircraft as provided in Section 14(a) of the Lease, on the Termination Date of the Lease as provided in said Section 14(a);

          (ii) Upon the Lessee's election to purchase the Aircraft on the EBO Date as provided in Section 13(b) of the Lease, on the date of such purchase as provided in said Section 13(b) of the Lease (unless Lessee has assumed the Owner Trustee's obligations pursuant to and in accordance with
     Section 5.10 of the Participation Agreement); and

          (iv) Upon the Lessee's election to refinance the Equipment Notes as provided in Section 13.01 of the Participation Agreement, and upon no less than 30 days' prior notice to the Indenture Trustee, on the closing date of such refinancing as provided in said Section 13.01 of the Participation Agreement.

The Owner Trustee will give notice of prepayment under this Section 2.10(b) to Indenture Trustee and the original Noteholder (so long as it holds an Equipment
Note) promptly after receipt of the Lessee's notice of payment under Section 8(a)(ii), 13(b) or 14(a) of the Lease, or refinancing under Section 13.01 of the Participation Agreement, as the case may be. Any prepayment of the Equipment

Notes pursuant to clause (ii), clause (iii) or clause (iv) of this Section 2.10(b) (but not clause (i)) shall be accompanied by the Make-Whole Amount (if any) for each Noteholder.

          SECTION 2.11. Provisions Relating to Prepayment. (a) The Owner Trustee
                        ---------------------------------
shall have no right to prepay the principal amount of the Equipment Notes, in whole or in part, or purchase the Equipment Notes except as permitted by Sections 2.10, 2.11, 2.12 and 2.14. Any such prepayment shall, except as otherwise expressly provided in this Indenture, Section 13.01 of the Participation Agreement or Section 13(b) of the Lease, as the case may be, be made by the Owner Trustee only on a date coincident with a Termination Date and upon notice to the Indenture Trustee, the Noteholders and the Lessee provided for in Section 2.10 or in Section 8(a)(ii) or 14(a) of the Lease, as the case may be. Notice of prepayment having been given as aforesaid, the principal amount of the Equipment Notes so to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Make-Whole Amount, if any, if required to be paid as herein provided, shall become due and payable on the prepayment date; provided, however, with respect to any prepayment under Section 2.10(b),
      --------  -------
if any applicable notice of termination is timely revoked (or if the Lease does not in fact so terminate) pursuant to Section 14 of the Lease or if all amounts due and payable pursuant to Section 8(a)(ii), 13(b) or 14(a) of the Lease, or
Section 13.01 of the Participation Agreement, as the case may be, are not paid or the refinancing is not consummated pursuant to Section 13.01 of the Participation Agreement, or if the Lessee assumes the Owner Trustee's obligations under the Equipment Notes and this Indenture pursuant to and in accordance with Section 5.10 of the Participation Agreement, then the principal amount of the Equipment Notes shall not be deemed to have been due and no Make-Whole Amount, if any, shall be payable as a result thereof.

           (b) On the date fixed for prepayment under Section 2.10, immediately available funds in Dollars shall be deposited by the Owner Trustee in the account of the Indenture Trustee at the place and by the time and otherwise in the manner provided in Section 2.04, in an amount equal to the principal amount of Equipment Notes to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Make-Whole Amount, if any, and all other amounts due to the holders of the Equipment Notes hereunder, thereunder and under the other Operative Agreements.

          SECTION 2.12. Purchase Upon an Event of Default. At any time while (x)
                        ---------------------------------
an Event of Default (without regard to any waiver thereof by the Indenture Trustee) has occurred and has been continuing for a period of 190 days during which the Noteholders or the Indenture Trustee shall not have been stayed or otherwise precluded by operation of law from taking action to accelerate the Equipment Notes or to exercise remedies hereunder or under the Lease and shall not, during such 190 day period, have taken any such action or exercised any such remedy, or (y) the Equipment Notes shall have become due and payable as provided in Section 4.04(b) or 4.04(c) or (z) an Event of Default (without regard to any waiver thereof by the Indenture Trustee) has occurred and is continuing, the Owner Participant may, at any time within 120 days after such 190-day period in the case of clause (x) above, at any time after the Equipment Notes have become due in the case of clause (y) above and at any time during which such Event of Default shall have occurred and been continuing in the case of clause (z) above but (in the case of clauses (x) and
(z)) so long as no Indenture Event of Default which is not a, or does not arise out of a, Default or Event of Default has occurred and be continuing, elect to purchase all, but not less than all, Equipment Notes then outstanding (at par plus, solely in the case of clause (z) above, the Make-Whole Amount); and provided, that the Owner Participant may not so purchase the Equipment Notes in
--------
accordance with the foregoing at any time on or after the fifteenth (15th) Business Day following receipt by it of notice of a proposed sale or disposition of the Indenture Estate or any portion thereof, the Equipment Notes or any interest of the Noteholders in the Trust Estate. Upon receipt of written notice of such election from the Owner Participant, which notice in order to be effective shall state that it is irrevocable (and shall constitute a recourse obligation of Owner Participant) and shall designate a date not more than fourteen calendar days thereafter as the purchase date, each Noteholder agrees that it will, upon payment to it in the manner provided for in Section 2.04 from the Owner Participant of an amount equal to the aggregate unpaid principal amount of all Equipment Notes then held by such Noteholder (at par plus, solely in the case of clause (z) above, the Make-Whole Amount), together with accrued and unpaid interest thereon to the date of payment, plus all reasonable expenses
                                                    ----
of the Indenture Trustee or such Noteholder associated therewith (and all other sums then due and payable to such Noteholder hereunder, under such Equipment Notes and the other Operative Agreements), forthwith sell, assign, transfer and convey to the Owner Participant (without recourse, representation or warranty of any kind except for its own acts), all of the right, title and interest of such Noteholder in and to the Indenture Estate, this Indenture, all Equipment Notes held by such Noteholder and the other Operative Agreements (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable or past due (other than any claims in respect of past due interest or other amounts to the extent included in the purchase price of the Equipment Notes), with respect to any action or inaction or state of affairs occurring or existing prior to such sale) and the Owner Participant shall assume all of such Noteholder's obligations under the other Operative Agreements and this Indenture arising subsequent to such purchase and sale. The Indenture Trustee shall not exercise any remedies hereunder and, without the consent of the Owner Participant, under the Lease, during the period from the time of receipt of such notice of such election until the date on which such purchase is required to occur pursuant to the terms of the preceding sentence. If the Owner Participant shall so request, such Noteholder will comply with all the provisions of Section 2.07 (other than those relating to Securities Act compliance and those obligations set out in the last sentence of Section 2.07) to enable new Equipment Notes to be issued to the Owner Participant in such denominations as the Owner Participant shall request. In the case of any such purchase, upon the request of any Noteholder the Owner Participant shall furnish to the Noteholders evidence that such transfer and conveyance are exempt from registration under the Securities Act, and do not violate any registration provision of any applicable state securities laws (which evidence may include an opinion of counsel for the Owner Participant satisfactory to the Noteholders). All charges and expenses required pursuant to
Section 2.09 in connection with the issuance of any such new Equipment Note pursuant to this Section shall be borne by the Owner Participant.

          SECTION 2.13. Equipment Notes in Respect of Replacement Aircraft. Upon
                        --------------------------------------------------
the execution and delivery of an Indenture Supplement covering a Replacement Airframe and/or

Replacement Engine, as provided in Section 5.06, each Equipment Note shall be deemed to have been issued in connection with such Replacement Airframe and/or Replacement Engine and each Equipment Note issued thereafter upon a transfer or exchange of, or as a replacement for, an Equipment Note, shall be designated as having been issued in connection with such Replacement Airframe and/or Replacement Engine, but without any other change therein except as provided for in this Article II.

          SECTION 2.14.  Increased Costs.   (a)  If the enactment, adoption or
                         ---------------
promulgation, after the Delivery Date, of any applicable law or regulation or any change, after the Delivery Date, in any applicable law, rule, regulation, guidance or ruling or any exceptions thereto (or any applicable published change, after the Delivery Date, in the interpretation thereof (whether or not having force of law) or any compliance by a Noteholder with any request from such authority (provided that the observance thereof is in accordance with the reasonable practice of lenders in the country concerned)) of general applicability by any governmental, fiscal, monetary or other authority charged with the administration or application thereof (in each of the foregoing cases which is binding upon such Noteholder, in any applicable jurisdiction for purposes of funding or maintaining any Equipment Note or the participation by such Noteholder in the transactions contemplated hereby and by the other Operative Agreements), shall:

                 (i) impose, modify, or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement with respect to which such Noteholder is entitled to compensation during the relevant interest period and excluding any regulatory change the effect of which is the implementation of the Basle Accord as in effect on the date hereof) against deposits with, or credit extended by, such Noteholder by reason of the funding or maintaining of its Equipment Note;

                (ii) impose, modify or deem applicable a capital adequacy requirement which such Noteholder can establish has the effect of increasing the amount of capital required to be maintained by such Noteholder, but only to the extent that such increase is directly attributable and allocable to such Noteholder's obligations to fund and maintain its Equipment Note; or

               (iii) impose, modify or deem applicable any tax (not excluded from indemnification under Article 6 of the Participation Agreement), or other governmental, monetary or other charge or other condition which in each case is in the nature of such reserve, special deposit or similar requirement;

and the result of any of the foregoing shall be to increase in the aggregate and by a material amount the costs to such Noteholder, but only to the extent that such increase is directly attributable and allocable to funding and maintaining the Equipment Notes (any such reserve, special deposit, similar requirement, tax or other governmental, monetary or other charge or condition or capital adequacy cost hereinafter collectively referred to as an "Increased Cost") and provided, that in assessing the effect of such enactment, adoption or change or condition and determining such Increased Cost, such Noteholder shall evaluate and apply the requirements in respect of its Equipment Notes hereunder in a manner which is no less favorable to the Lessee than, and shall not discriminate in such evaluation and application in relation to, and with respect to clauses (i) or (iii) above, the other deposits with or credit extended by the Noteholder involving any other Persons, and with respect to clause (ii) above, comparable funding obligations held by the Noteholder of the same type and category involving other Persons, then the Noteholder shall promptly provide the Owner Trustee and the Lessee with written notice of such event giving rise to such Increased Cost. Such notice shall be accompanied by an Officer's Certificate describing in reasonable detail
(a) the events giving rise to such Increased Cost, (b) the basis for determining and allocating such Increased Cost with respect to the Equipment Notes held by such Noteholder and a statement to the effect that the determination for such Increased Costs in connection with its obligations under this transaction has been made in a manner that does not discriminate against the Owner Trustee or the Lessee, and (c) a good faith estimate of the amount expected to be incurred by the Noteholder (such estimate to set out in reasonable detail the basis on which it has been prepared).

     Within thirty (30) days of the receipt of an invoice for Increased Cost incurred following (or accompanying such notice), the Owner Trustee shall remit the amount due to such Noteholder.

     Notwithstanding any of the provisions hereof, such Noteholder shall not be entitled to serve notice to cause a payment of Increased Cost if (i) the Noteholder (or any office, branch or affiliate thereof) incurred the relevant Increased Cost as a result of the Noteholder's (or any office, branch or affiliate thereof) having acted in a manner contrary to, or failed to act in a manner required by, the Applicable Laws or (ii) the relevant Increased Cost was imposed with respect to the period prior to receipt by the Owner Trustee and the Lessee of the notice with respect thereto pursuant to the first paragraph of this Section.

          (b) Upon the receipt of any notice of Increased Cost, the Noteholder and the Lessee shall consult in good faith and the Noteholder shall use its reasonable best efforts to avoid or mitigate the amount of any Increased Cost, including without limitation, by assigning the rights and obligations of the Noteholder hereunder (if other than the Loan Participant) to another office, branch, subsidiary or affiliate of the Noteholder or by selling or transferring the rights, interests and obligations of the Noteholder hereunder or under any other Operative Agreement to another bank, financial or lending institution, subject to the terms hereof, that would not be subject to any such Increased Cost, provided that the Noteholder shall not be required to take such action to avoid or mitigate such Increased Cost hereunder if such action would result in any economic, legal or regulatory disadvantage, or any adverse tax consequence to the Noteholder (other than (i) economic disadvantage for which the Lessee agrees to indemnify the Noteholder on an After Tax Basis and in a manner reasonably acceptable to the Noteholder, or (ii) adverse tax consequences for which the Lessee agrees to indemnify the Noteholder on an After Tax Basis and in a manner reasonably acceptable to the Noteholder).

          (c) The Owner Trustee shall not be required to make payments under this Section to any Noteholder if (i) a claim hereunder arises through circumstances peculiar to such Noteholder and which do not affect commercial lenders in the same jurisdiction generally, (ii) the claim arises out of a voluntary relocation by such Noteholder of its lending office, (iii) such Noteholder is not also seeking indemnification against similar increased costs, to the extent it is entitled to do so, in transactions with substantial borrowers (it being agreed that an Officer's Certificate to the contrary from any such Noteholder shall constitute conclusive evidence of such fact), (iv) a claim is directly attributable to any corresponding claim for Increased Cost which is made on such Noteholder by any Person which has funded such Noteholder's purchase of its Equipment Notes or (v) such Noteholder is the Loan Participant.

                                      ARTICLE III

                   RECEIPT, DISTRIBUTION AND APPLICATION OF
                       INCOME FROM THE INDENTURE ESTATE

          SECTION 3.01. Basic Rent Distribution. (a) Except as otherwise
                        -----------------------
provided in Section 3.03, each installment of Basic Rent, any payment of interest payable on any Payment Date or on overdue installments of Basic Rent and any payment received by the Indenture Trustee as contemplated by Section
4.03 shall be promptly distributed in the following order of priority:

          first, so much of such installment or payment as shall be required to
          -----
     pay in full the aggregate amount of the payment or payments of principal and interest and other amounts (as well as any interest on overdue principal and, to the extent permitted by law, on interest and other amounts) then due on or in respect of the Equipment Notes shall be distributed to the holders thereof ratably, without priority of any one Equipment Note over any other Equipment Note, in the proportion that the amount of such payment or payments then due under each Equipment Note bears to the aggregate amount of the payments then due under all Equipment Notes;

          second, the balance, if any, of such installment or payment remaining
          ------
     thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement; provided, however, that if a Specified
                                      --------  -------
     Indenture Default or an Indenture Event of Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause "second" but shall be held by the Indenture Trustee as part of
                  ------
     the Indenture Estate until whichever of the following shall first occur:
     (i) all Specified Indenture Defaults and Indenture Events of Default shall have been cured or waived, in which event such balance shall, to the extent not theretofore distributed as provided herein, be distributed as provided in this clause "second", or (ii) Section 3.02 or Section 3.03 shall be
                     ------
     applicable, in which event such balance shall be distributed in accordance with the provisions of said Section 3.02 or Section 3.03, as the case may be, or (iii) such installment or payment shall have been held for a period in excess of 270 days (during which no Specified Indenture Default or Indenture Event of Default which is not a, or arise out of a, Default or Event of

     Default shall have occurred and be continuing and during which period the Indenture Trustee and the Noteholders shall not have been stayed or otherwise precluded by operation of law from taking action to accelerate the Equipment Notes or to declare the Lease in default or to exercise remedies hereunder and thereunder), in which event such balance shall, to the extent not theretofore applied as provided herein, be distributed as provided in this clause "second" disregarding this proviso.
                              ------

          (b) Except as otherwise provided in Section 3.03, if (i) as a result of any failure by the Lessee to pay Basic Rent in full on any date when an installment of Basic Rent is due, or (ii) for any other reason there shall not have been distributed in full on any Basic Rent Payment Date the amounts described in clause "first" of Section 3.01(a), the Indenture Trustee shall, if
                     -----
so requested by a Majority in Interest of Noteholders, distribute other payments of the character referred to in Section 3.04(b) then held by it or thereafter received by it, to the holders of all Equipment Notes to the extent necessary to enable the Indenture Trustee to satisfy in full the amounts described in such clause "first."
        -----

          SECTION 3.02. Lease Termination, Event of Loss and Replacement. (a)
                        ------------------------------------------------
Except as otherwise provided in Section 3.03, any payment received by the Indenture Trustee as a result of any payment or prepayment described in Section 2.10, shall be applied to prepayment of the Equipment Notes and to all other amounts payable thereunder or hereunder or under the other Operative Agreements as provided in Section 2.10 by applying such funds in the following order of priority: first, so much of such payment as shall be necessary to reimburse the
          -----
Indenture Trustee for any reasonable costs or expenses incurred in connection with such prepayment shall be paid to the Indenture Trustee; second, so much of
                                                             ------
such payment as shall be necessary to pay all amounts then due to the holders of the Equipment Notes pursuant to Section 2.10 shall be distributed to such holders, ratably, without priority of any one Equipment Note holder over any other such holder; and third, the balance, if any of such payment remaining
                       -----
thereafter shall be distributed in the manner set forth in clause "sixth" of
                                                                   -----
Section 3.03. With respect to any payment received as a result of the occurrence of an Event of Loss with respect to the Airframe or any Engine, if a Replacement Airframe or Replacement Engine shall be substituted for the Airframe or Engine subject to such Event of Loss as provided in Section 8(a)(i) of the Lease and
Section 5.06, any proceeds of the Aircraft (or related insurance or requisition proceeds or payment from any governmental authority) which result from such Event of Loss and are paid to the Indenture Trustee shall be held by the Indenture Trustee as part of the Indenture Estate as security for the obligations of the Lessee under the Operative Agreements and invested in accordance with the terms of Section 3.07, and, unless otherwise applied in accordance with the terms hereof, such proceeds (and such investment earnings) shall, to the extent payable to the Lessee under the Lease, be released to the Lessee at the Owner Trustee's written request upon the release of such damaged Airframe or Engine and the replacement thereof as herein provided.

          (b) Except as otherwise provided in Section 3.03, any amounts received directly or indirectly from any governmental authority, insurer or other party pursuant to any provision of Section 8 or 9 of the Lease or otherwise as the result of loss or damage not constituting such an

Event of Loss with respect to the Airframe or any Engine, or as a result of such loss or damage constituting such an Event of Loss if and to the extent that such amounts would at the time be required to be paid to the Lessee pursuant to said
Section 8 or 9 but for the fact that a Specified Default or Event of Default shall have occurred and be continuing, shall be held by the Indenture Trustee, as security for the obligations of the Lessee under the Operative Agreements and shall be invested in accordance with the terms of Section 3.07 and at such time as the conditions for payment to the Lessee specified in said Section 8 or 9 shall be fulfilled and there shall not be continuing any Specified Default or Event of Default, such amount, and the proceeds of any investment thereof, shall, to the extent not applied to such obligations of the Lessee, be paid to the Lessee to the extent provided in the Lease.

          SECTION 3.03. Payment After Indenture Event of Default, etc. Except as
                        ---------------------------------------------
otherwise provided in Sections 3.04(c) and 3.05(ii), all payments received and amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing and after either (i) the Indenture Trustee shall foreclose the Lien of this Indenture or shall be pursuing remedies in respect thereof or (ii) after the Equipment Notes shall have become due and payable as provided in
Section 4.04(b) or (c), as well as all payments or amounts then held by the Indenture Trustee as part of the Indenture Estate, shall be promptly distributed by the Indenture Trustee in the following order of priority:

          first, so much of such payments or amounts as shall be required to
          -----
     reimburse the Indenture Trustee for any tax, fees, expense, charge or other loss (including, without limitation, all amounts expended or incurred at the expense of, or charged upon the tolls, rents, revenues, issues, income, products and profits of, the property included in the Indenture Estate pursuant to Section 4.05(b)) incurred by the Indenture Trustee (to the extent reimbursable pursuant to the terms of this Indenture and not previously reimbursed) (including, without limitation, the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee, liquidated or otherwise, upon such Indenture Event of Default) shall be applied by the Indenture Trustee in reimbursement of such expenses;

          second, so much of such payments or amounts remaining as shall be
          ------
     required to reimburse the holders of the Equipment Notes in full for payments made pursuant to Section 5.03 (to the extent not previously reimbursed) shall be distributed to such holders, and if the aggregate amount remaining shall be insufficient to reimburse all such payments in full, it shall be distributed ratably, without priority of any Equipment Note over any other, in the proportion that the aggregate amount of the unreimbursed payments made by each such holder of Equipment Notes pursuant to Section 5.03 bears to the aggregate amount of the unreimbursed payments made by all holders of Equipment Notes pursuant to Section 5.03;

          third, so much of such payments or amounts remaining as shall be
          -----
     required to pay in full to the holders of Equipment Notes all other amounts payable pursuant to the indemnification provisions of Article 6 or 7 of the Participation Agreement or pursuant to any other provision of any Operative Agreement and secured hereunder (other than amounts payable pursuant to clause "second", "fourth" or "fifth" of this Section 3.03) to the holders
             ------    ------      -----
     of Equipment Notes and remaining unpaid shall be distributed to such holders, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any Equipment Note over any other, in the proportion that the aggregate amount due each holder of Equipment Notes under this clause "third" bears
                                                                  -----
     to the aggregate amount due all holders of Equipment Notes under this clause "third";
             -----

          fourth, so much of such payments or amounts remaining as shall be
          ------
     required to pay in full the aggregate amount of all accrued but unpaid interest to the date of distribution on the Equipment Notes shall be distributed to the holders of this Equipment Notes, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Equipment Note over any other, in the proportion that the aggregate amount of all accrued but unpaid interest to the date of distribution on each Equipment Note bears to the aggregate amount of all accrued but unpaid interest to the date of distribution on all Equipment Notes;

          fifth, so much of such payments or amounts remaining as shall be
          -----
     required to pay in full the aggregate unpaid principal amount of all Equipment Notes shall be distributed to the holders of the Equipment Notes, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Equipment Note over any other, in the proportion that the aggregate unpaid principal amount of each Equipment Note bears to the aggregate unpaid principal amount of all Equipment Notes; and

          sixth, the balance, if any, of such payments or amounts remaining
          -----
     thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

          SECTION 3.04. Certain Payments. (a) Except as otherwise provided in
                        ----------------
this Indenture, any payments received by the Indenture Trustee for which provision as to the application thereof is made in the Lease or the Participation Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms thereof.

          (b) Except as otherwise provided in Section 3.01(b), Section 3.02(a) or Section 3.03, the Indenture Trustee will distribute, promptly upon receipt, any indemnity payment or payment of damages received by it from the Owner Trustee, the Trust Company, the Lessee or the Owner Participant in respect of the Indenture Trustee in its individual capacity or any Noteholder either pursuant to Article 6 or 7 of the Participation Agreement or as Supplemental Rent or otherwise, directly to the Person entitled thereto.

          (c) Notwithstanding anything to the contrary contained in this Indenture, any sums received by the Indenture Trustee which constitute Excluded Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto.

          SECTION 3.05. Other Payments. Any payments received by the Indenture
                        --------------
Trustee whose purpose or intended payee is not identified shall be held by the Indenture Trustee pending identification of the intended purpose of such payment, and thereafter, such payments shall be made for the intended purpose or to the intended payee or, if no provision as to the application thereof is made in this Indenture, shall be distributed by the Indenture Trustee (i) to the extent received or realized at any time prior to the payment in full of all obligations to the Noteholders secured by the Lien of this Indenture, in the order of priority specified in Section 3.01 subject to the proviso thereto, and
(ii) to the extent received or realized at any time after payment in full of all Secured Obligations, in the following order of priority: first, in the manner
                                                         -----
provided in clause "first" of Section 3.03 and second, in the manner provided in
                    -----
clause "sixth" of Section 3.03.
        -----

          SECTION 3.06. Payments to Owner Trustee. Any amounts distributed
                        -------------------------
Whereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee by wire transfer of funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Indenture Trustee from time to time. The Owner Trustee hereby notifies the Indenture Trustee that unless and until the Indenture Trustee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee pursuant to clause "second" of Section 3.01(a) or clause "sixth" of
                            ------                                -----
Section 3.03 shall be distributed by wire transfer of funds of the type received by the Indenture Trustee to the account designated on Schedule II to the Participant Agreement under the heading "Owner Participant" or to such other account as the Owner Participant may specify from time to time by notice to the Indenture Trustee.

          SECTION 3.07.  Investment of Amounts Held by Indenture Trustee. Any
                         -----------------------------------------------
amounts held by the Indenture Trustee pursuant to the proviso set forth in clause "second" of Section 3.01(a), pursuant to Section 3.02, pursuant to the
        ------
second proviso to the fourth sentence of Section 4.03 or pursuant to any provision of any other Operative Agreement providing for amounts to be held by the Indenture Trustee shall be invested by the Indenture Trustee from time to time in investments permitted pursuant to Section 15 of the Lease as directed in writing by the Owner Trustee or, in the event the Owner Trustee shall not so specify, as directed in writing by the Lessee. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Indenture Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Indenture other than by reason of its willful misconduct or gross negligence or any negligence in the handling or application of funds, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever the Indenture Trustee reasonably believes such sale is necessary to make a distribution required by this Indenture.

          SECTION 3.08.  Taxes; Withholding. The Indenture Trustee agrees, to
                         ------------------
the extent required by applicable law, to withhold from each payment due hereunder or under any Equipment Note, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such filings and other reports in connection therewith, and in the manner required under applicable law. The Indenture Trustee shall promptly furnish to each Noteholder that is a Non-U.S. Person (as defined below) (but in no event later than the date 30 days after the due date thereof) a U.S. Treasury Form 1042S (or similar forms as at any relevant time in effect), if applicable, indicating payment in full of any Taxes withheld from any payments by the Indenture Trustee to such persons together with all such other information and documents reasonably requested by the Noteholder and necessary or appropriate to enable each Noteholder to substantiate a claim for credit or deduction with respect thereto for income tax purposes of the country where each Noteholder is located. In the case of a Noteholder that is a Non-U.S. Person (as defined below), the Noteholder shall provide the Indenture Trustee with such forms and other documentation (collectively, "Tax Forms") as may be necessary or desirable to enable such Noteholder to claim an exemption from, or reduced rate of, such taxes and provided that such Noteholder has furnished the Indenture Trustee with the requested Tax Forms and has not notified the Indenture Trustee of the withdrawal or inaccuracy of any Tax Forms prior to the date of each interest payment, only the reduced amount (if any) required by applicable law or treaty shall be withheld from payments under the Equipment Notes held by such Noteholder. Provided that each Noteholder that is a Non-U.S. Person has furnished to the Indenture Trustee either (x) a properly completed and currently effective U.S. Treasury Form 1001 or U.S. Treasury Form W-8 (or such successor forms as may be required by the United States Treasury Department establishing a complete exemption from or a reduced rate of United States federal withholding Taxes) during the calendar year in which the payment is made or in either of the two preceding calendar years (or such longer or shorter period as may be required by the United States Treasury Department), and has not notified the Indenture Trustee of the withdrawal of such Form prior to the date of each interest payment, or (y) a properly completed and currently effective U.S. Treasury Form 4224 (or such successor form as may be required by the United States Treasury Department) or other certificate or form establishing a complete exemption from or a reduced rate of United States federal withholding Taxes during each calendar year before the first payment for the year is made and has not notified the Indenture Trustee of the withdrawal of such Form or certificate prior to the date of each interest payment, then no amount or only one reduced amount required by applicable law shall be withheld from payments under the Equipment Notes held by such Noteholder in respect to United States federal income tax. In the case of a Noteholder that is not a Non-U.S. Person that has furnished to the Indenture Trustee a properly completed and currently effective U.S. Treasury Form W-9, no amount shall be withheld from payments under the Equipment Notes held by such Noteholder in respect of United States federal income tax. If any Noteholder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if the Internal Revenue Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Equipment Notes held by such Noteholder, or if such withholding is otherwise required, the Indenture Trustee agrees to withhold from each payment due to the relevant Noteholder withholding taxes at the appropriate rate under applicable law, and will, as more fully provided above, on a timely basis, deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner required under applicable law. For the purpose hereof, a "Non-U.S. Person" is a person who is not a "United States Person" as such term is defined in Section 7701(a)(30) of the Code.

                                  ARTICLE IV

                        COVENANTS; EVENTS OF DEFAULT;
                         REMEDIES OF INDENTURE TRUSTEE

          SECTION 4.01.  Covenants of the Trust Company and the Owner Trustee.
                         ----------------------------------------------------
The Owner Trustee hereby covenants and agrees (the covenants and agreements in clause (a) below being made by the Owner Trustee in its individual capacity only) as follows:

               (a) in the event a Responsible Officer of the Owner Trustee shall have actual knowledge of an Indenture Event of Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Indenture Event of Default or Event of Loss to the Indenture Trustee, the Lessee, the Owner Participant and each Noteholder;

               (b) the Owner Trustee will furnish to the Indenture Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under the Lease, including, without limitation, a copy of each report or notice received pursuant to
     Section 9(g) of the Lease, to the extent that the Operative Agreements do not provide that the same shall be furnished directly to such Noteholder or the Indenture Trustee;

               (c) the Owner Trustee will not (except as permitted herein) assign or pledge or otherwise dispose of, so long as this Indenture shall remain in effect and shall not have been terminated pursuant to Section 9.01, any of its right, title or interest hereby assigned to anyone other than the Indenture Trustee, and, with respect to such right, title and interest hereby assigned, will not, except in respect of Excluded Payments or otherwise as provided in this Indenture or the Participation Agreement,
     (1) accept any payment from the Lessee or any Permitted Sublessee, enter into any agreement amending or supplementing any of the Indenture Documents, execute any waiver or modification of, or consent under, the terms of any of the Indenture Documents, (2) exercise any rights with respect to the Indenture Estate, (3) settle or compromise any claim arising under any of the Indenture Documents, or (4) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Indenture Documents to arbitration thereunder; and

               (d) the Owner Trustee will not enter into any business or other activity other than the business of owning the Aircraft, the leasing thereof to the Lessee and the carrying out of the transactions contemplated hereby and by the Lease, the Participation Agreement, the Trust Agreement and the other Operative Agreements and, except as contemplated by the Operative Agreements, will not contract for, create, incur or assume any indebtedness or guarantee, endorse or otherwise become contingently liable in connection with the indebtedness of any other person.

          SECTION 4.02.  Indenture Event of Default. "Indenture Event of
                         --------------------------   ------------------
Default" means any of the following events (whatever the reason for such
-------
Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administration or governmental body) and each such Indenture Event of Default shall continue so long as, but only so long as, it shall not have been remedied:

               (a)  any Event of Default; or

               (b) the failure (other than by reason of a Default or Event of Default) of the Owner Trustee to pay to the Indenture Trustee when due any payment of principal of, or interest on, any Equipment Note and such failure shall have continued unremedied for 5 Business Days, or the failure (other than by reason of a Default or Event of Default) of the Owner Trustee to pay to the Indenture Trustee when due any other amount due and payable by the Owner Trustee hereunder, under any Equipment Note or under any other Operative Agreement, and such failure shall have continued unremedied for 15 days after receipt by the Owner Trustee and the Owner Participant of written notice thereof from the Indenture Trustee or the Majority in Interest of Noteholders; or

               (c) any Lessor's Lien required to be discharged by the Trust Company pursuant to Section 5.03(b) of the Participation Agreement or required to be discharged by the Owner Participant pursuant to Section 5.01(b) of the Participation Agreement shall remain undischarged for a period of 30 days after a Responsible Officer of the Trust Company or the Owner Participant, as the case may be, shall have actual knowledge of such Lessor's Lien; or

               (d) any representation or warranty made by the Owner Trustee or the Owner Participant or the Trust Company herein or in the Participation Agreement, or made by any Owner Participant Guarantor in its Owner Participant Guaranty, shall prove to have been false or incorrect when made in any material respect to the Noteholders and, but only if such misrepresentation is capable of being corrected, shall remain uncured and material for a period of 30 days after notice thereof from the Indenture Trustee or the Majority in Interest of Noteholders to such Person; or

               (e) any failure by the Owner Trustee to observe any of its covenants in Section 4.01(c) or (d) herein or any failure by the Owner Participant to observe any of its covenants in Section 5.01(c) or 5.01(e) of the Participation Agreement or any failure by the Owner Trustee or the Owner Participant to observe any of its respective covenants in the first and fourth sentences of Section 5.11 of the Participation Agreement; or

               (f) except as provided in paragraph (e) above or paragraph (i) or
     (j) of this Section 4.02, any failure by the Owner Trustee or the Trust Company to observe or perform any other covenant or obligation of the Owner Trustee or the Trust Company, as the case may be, contained in this Indenture or in the Participation Agreement or any failure by the Owner Participant to observe or perform any other covenant or obligation of the Owner Participant contained in the Participation Agreement or any failure by any Owner Participant Guarantor to perform any covenant or obligation of such Owner Participant Guarantor under its Owner Participant Guaranty which, in any case, is not remedied within a period of 30 calendar days after notice thereof from the Indenture Trustee or Majority in Interest of Noteholders has been given to the Owner Trustee, the Trust Company, the Owner Participant or Owner Participant Guarantor, as the case may be, provided, however, if there exists no material risk of sale, loss or
     --------- -------
     forfeiture of the Aircraft or any additional liability to the Indenture Trustee or Loan Participant, and if the Owner Trustee, the Trust Company, the Owner Participant or the Owner Participant Guarantor, as the case may be, shall have undertaken to cure any such failure and, notwithstanding the reasonable diligence of the Owner Trustee, the Trust Company, the Owner Participant or the Owner Participant Guarantor, as the case may be, in attempting to cure such failure, such failure is not cured within said 30-day period but is curable with future due diligence, there shall exist no Indenture Event of Default under this Section 4.02 so long as the Owner Trustee, the Trust Company, the Owner Participant or the Owner Participant Guarantor, as the case may be, is proceeding with due diligence to cure such failure and such failure is in fact cured within 150 days; or

               (g) either the Trust Estate or the Owner Trustee (and not in its individual capacity) or the Owner Participant or any Owner Participant Guarantor shall (i) be generally not paying its debts as they become due,
     (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or (v) take corporate or comparable action for the purpose of any of the foregoing; or

               (h) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Trust Estate or the Owner Trustee (not in its individual capacity) or the Owner Participant or any Owner Participant Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to the Trust

     Estate or the Owner Trustee (not in its individual capacity) or the Owner Participant or any such Owner Participant Guarantor, or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust Estate or the Owner Trustee (not in its individual capacity) or the Owner Participant or any such Owner Participant Guarantor, or if any petition for any such relief shall be filed against the Trust Estate or the Owner Trustee (not in its individual capacity) or the Owner Participant or any such Owner Participant Guarantor, and such petition shall not be dismissed within, or the order shall be unstayed and remain in effect for a period of, 60 days; or

               (i) any failure by the Trust Company to give notice, or to resign, if required by Section 5.02(b) of the Participation Agreement, or (if the Trust Company shall have given such notice and resigned as required by said Section 5.02(b)) a successor Owner Trustee shall not have been appointed and qualified within 30 days after the Trust Company's ceasing to be a "Citizen of the United States", unless such failure does not adversely affect the Lien of this Indenture; or

               (j) the Owner Trustee, the Trust Company or the Owner Participant shall do or fail to do any act, or shall fail to meet any condition, and as a result thereof the Lien of this Indenture shall cease to be a valid first priority Lien on the Indenture Estate, unless such failure is caused by a Default or Event of Default; or

               (k) any disaffirmation or repudiation by any Owner Participant Guarantor of its obligations under its Owner Participant Guaranty.

Notwithstanding any provision of Section 4.02(g) or (h) to the contrary, if the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation of the Trust Company shall have caused an Indenture Default under Section 4.02(g) or (h), then no such Indenture Default shall be deemed to have occurred so long as the Owner Participant is diligently seeking to, and does replace the Trust Company then serving as Owner Trustee within forty-five days after the date of such Indenture Event of Default; provided, however, the Owner Participant shall not be entitled to cure such an
--------  -------
Indenture Event of Default by replacing the then existing Owner Trustee, if the Indenture Trustee's rights in the Indenture Estate or any material portion thereof, in the reasonable judgment of the Indenture Trustee or a Majority in Interest of Noteholders, would be impaired either by such forty-five (45) day delay (or any portion thereof) or by the Owner Participant's replacing the Owner Trustee.

          SECTION 4.03  Certain Cure Rights. Upon an Event of Default in payment
                        -------------------
of any installment of Basic Rent due under the Lease, the Owner Participant may, but shall not be required to, within 10 Business Days after such Event of Default, without the consent or concurrence of any Noteholder, pay, as provided in Section 2.04, for application in accordance with Section 3.01 a sum equal to the amount of all (but not less than all) principal and accrued interest (including interest, if any, on overdue payments of principal and interest) then due on the Equipment Notes and payable out of such overdue Basic Rent. In the event of any default by the Lessee in any obligation under the Lease other than the payment of Basic Rent, if such default can be remedied by the payment of money and the Owner Participant shall furnish the Owner Trustee with all funds necessary for remedying such default, the Owner Participant may, within thirty (30) days after the expiry of the applicable grace period specified in the Lease with respect to such default, without the consent or concurrence of any Noteholder, instruct the Owner Trustee to exercise the Owner Trustee's rights under Section 18 of the Lease to perform such obligation on behalf of the Lessee. Solely for the purpose of determining whether there exists an Indenture Event of Default, (a) any timely payment by the Owner Participant pursuant to, and in compliance with, the first sentence of this Section 4.03 shall be deemed to remedy (but solely for purposes of this Indenture) any default by the Lessee in the payment of installments of Basic Rent theretofore due and payable and to remedy (but solely for purposes of this Indenture) any default by the Owner Trustee in the payment of any amount of principal and interest due and payable under the Equipment Notes and (b) any timely performance by the Owner Trustee of any obligation of the Lessee under the Lease pursuant to, and in compliance with, the second sentence of this Section 4.03 shall be deemed to remedy (but solely for purposes of this Indenture) any Event of Default to the same extent that like performance by the Lessee itself would have remedied such Event of Default (but no such remedy shall relieve the Lessee of its duty to pay all Rent and perform all of its obligations pursuant to the Lease). If, on the basis specified in the preceding sentence, any Events of Default shall have been remedied, then any declaration pursuant to this Indenture that the Equipment Notes are due and payable or that an Indenture Event of Default exists hereunder, based solely upon such Events of Default, shall be deemed to be rescinded, and the Owner Participant shall (to the extent of any such payments made by it) be subrogated to the rights of the holders of the Equipment Notes under Section 3.01(a), to receive from the Indenture Trustee such payment of overdue Rent (and the payment of interest on account of such Rent being overdue) and shall be entitled, so long as no other Indenture Event of Default or Indenture Default shall have occurred and be continuing or would result therefrom, to receive, subject to the provisions of this Indenture, such payment upon receipt thereof by the Indenture Trustee; provided that the Owner Participant shall not otherwise attempt to
         --------
recover any such amount paid by it on behalf of the Lessee pursuant to this
Section 4.03 except by demanding of the Lessee payment of such amount or, so long as such action is not inconsistent with any remedy then being exercised against Lessee under or pursuant to the Lease, by commencing an action at law against the Lessee for the payment of such amount; provided, further, that at no
                                                   --------  -------
time while an Indenture Event of Default (other than an Indenture Event of Default which is a, or arises out of a, Default or Event of Default) shall have occurred and be continuing shall any such demand be made or shall any such action be commenced (or continued) and such subrogation shall be subordinate to the rights of the Indenture Trustee and the Noteholders in respect of such payment, and during any such period any amounts nevertheless received by the Owner Participant in respect thereof shall be held in trust for the benefit of, and promptly paid to, the Indenture Trustee for distribution as provided in
Section 3.03; and further provided that:
                  ------- --------

          (x) this Section 4.03 shall not apply with respect to any default in the payment of Basic Rent due under the Lease if the Lessee itself shall have theretofore failed to pay

     Basic Rent in the manner required under the Lease (after giving effect to any applicable grace period) on (i) each of the two Basic Rent Payment Dates immediately preceding the date of such default, or (ii) a total of five Basic Rent Payment Dates (including, solely for the purposes of this paragraph (x), the Delivery Date as a Basic Rent Payment Date);

          (y) the second sentence of this Section 4.03 shall cease to apply, and no payment by the Owner Participant in respect of Supplemental Rent or performance of any obligation of the Lessee under the Lease by the Owner Trustee shall be deemed to remedy or to have remedied any Event of Default for the purposes of this Indenture, if during the Term there shall have been expended by the Owner Participant pursuant to the second sentence of this Section 4.03 (and which shall have not been reimbursed by the Lessee itself to the Owner Trustee for distribution to the Owner Participant) an amount in the aggregate in excess of $1,000,000; and

          (z) neither the Owner Trustee nor the Owner Participant shall have the right to cure any Event of Default except as specified in this Section 4.03.

Except as hereinafter in this Section 4.03 provided during any period prior to satisfaction of all Secured Obligations, the Owner Trustee shall not, as a result of exercising the right to remedy any such Event of Default, obtain any Lien on any of the property included in the Indenture Estate or any Rent payable under the Lease for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Owner Trustee against the Lessee or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Indenture Trustee in and to any of the property in the Indenture Estate.

          SECTION 4.04.  Remedies.  (a) If an Indenture Event of Default shall
                         --------
have occurred and be continuing and so long as the same shall be continuing unremedied, then and in every such case, the Indenture Trustee may, consistent with this Section 4.04(a), exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article IV and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and, in the event such Indenture Event of Default is an Indenture Event of Default referred to in paragraph (a) of Section 4.02 and
Section 4.03 shall either not apply or shall have ceased to apply with respect to the relevant Event of Default, any and all of the remedies pursuant to
Section 17 of the Lease and all of the rights and remedies of a lessor under applicable law and may take possession of all or any part of the properties covered or intended to be covered by the Lien and security interest created hereby or pursuant hereto and may exclude the Owner Participant, the Owner Trustee and the Lessee and all persons claiming under any of them wholly or partly therefrom. The Indenture Trustee agrees to give the Owner Trustee at least 10 days' written notice of the date fixed for any public sale of the Indenture Estate or of the date on or after which will occur the execution of any contract providing for any private sale of the Indenture Estate (which notice the parties hereto agree shall constitute commercially reasonable notice under applicable law). At any sale of the Indenture Estate or any part thereof, the Owner Trustee or the Owner Participant may bid for and purchase such property. Without limiting any of the foregoing, it is understood and agreed that the Indenture Trustee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession thereof at the time of such sale. It is further understood and agreed that if the Indenture Trustee shall proceed to foreclose the Lien of this Indenture in respect of an Indenture Event of Default referred to in paragraph (a) of Section 4.02, it shall, to the extent that it is then entitled to do so hereunder and under the Lease, and is not then stayed or prevented from doing so by operation of law or otherwise, proceed (to the extent it has not already done so) to exercise one or more of the remedies referred to in Section 17(a), (b), (c), (d) or (e) of the Lease (to the extent that any such remedy referred to in Section 17(e)(ii) is comparable to any remedy referred to in such Section 17(a), (b), (c), (d) or (e)(i) of the Lease) as it shall determine in its sole good faith discretion or as it shall be directed by a Majority in Interest of the Noteholders; provided that, if the Indenture Trustee
                                         --------
is so stayed or prevented, it will not be entitled to proceed to foreclose the Lien of this Indenture until the earlier of (x) actual repossession of the Aircraft from the Lessee or the Owner Trustee, as the case may be, or (y) the expiration of the Section 1110 Period (as hereafter defined); and for the avoidance of doubt, it is expressly understood and agreed that, subject to the immediately preceding proviso and to the immediately following proviso, the above-described inability of the Indenture Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstance prevent the Indenture Trustee from exercising all of its rights, powers and remedies under this Indenture, including without limitation this Article IV; provided, further,
                                                              --------  --------
that the Indenture Trustee shall not foreclose upon or divest the Owner Trustee of title to the Aircraft or the Lease in the event the Lessee (or the bankruptcy trustee or debtor-in-possession) with the approval of the relevant court either agrees to perform the Lease in accordance with Section 1110 of the Bankruptcy Code or assumes the Lease in accordance with Section 365 of the Bankruptcy Code, but only so long as the Lessee (or the bankruptcy trustee or debtor-in-possession) is in compliance with the provisions of such agreement under Section 1110 of the Bankruptcy Code or of the Lease as so assumed, as the case may be, in all respects. For purposes of this Section 4.04(a), the term "Section 1110 Period" means the longer of (1) the 60-day period from the date of the order for relief under Chapter 11 of the Bankruptcy Code (or such longer period as then may be in effect under Section 1110 of the Bankruptcy Code, including for this purpose any extension of such period by the Indenture Trustee (as assignee of the Owner Trustee) and the bankruptcy trustee or debtor-in-possession pursuant to Section 1110(b) thereof) and (2) the period during which the applicability of said Section 1110 to the Aircraft is being contested in good faith by the Lessee (or the bankruptcy trustee or debtor-in-possession) in judicial proceedings.

          (b) If an Indenture Event of Default referred to in clause (g) or (h) of Section 4.02 shall have occurred, then and in every such case the unpaid principal of all Equipment Notes then outstanding, together with interest accrued but unpaid thereon, and all other amounts due to the holders of the Equipment Notes thereunder (but not including any amounts in respect of Make-Whole Amount), hereunder and under the other Operative Agreements, shall, unless the Indenture Trustee acting upon the instructions of the Majority in Interest of Noteholders shall otherwise direct, immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

          (c) If any other Indenture Event of Default shall have occurred and be continuing, then and in every such case, the Indenture Trustee may at any time, by written notice or notices to the Owner Trustee, declare all the Equipment Notes to be due and payable, whereupon the unpaid principal of all Equipment Notes then outstanding, together with accrued but unpaid interest thereon, and all other amounts due to the holders of the Equipment Notes thereunder (but not including any amounts in respect of Make-Whole Amount), hereunder and under the other Operative Agreements, shall immediately and without further act become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

          (d) Each Noteholder shall be entitled, at any sale pursuant to Section 17(b) of the Lease or this Article IV, to credit against any purchase price bid at such sale by such Noteholder all or any part of the unpaid obligations owing to such Noteholder and secured by the Lien of this Indenture. The Indenture Trustee and the Noteholders shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

          SECTION 4.05. Return of Aircraft, etc. (a) If an Indenture Event of
                        ------------------------
Default shall have occurred and be continuing, subject to Section 4.03 and
Section 4.04(a), at the request of the Indenture Trustee the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Owner Trustee hereby specifically consents, and (ii) pursue all or part of the Indenture Estate wherever such Indenture Estate may be found and may enter any of the premises of the Lessee wherever it may be or be supposed to be and search for and take possession of and remove the same. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

          (b) Upon every such taking of possession and during the continuance of an Indenture Event of Default, the Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate, as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to carry on the business and, without limiting the express provisions of Section 5.09, to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Indenture Estate, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Indenture

Estate or any part thereof as the Indenture Trustee may determine; and except for Excluded Payments, the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the reasonable expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee.

          SECTION 4.06.  Remedies Cumulative. Subject to Sections 4.03, 4.04(a),
                         -------------------
4.08 and 5.09, each and every right, power and remedy given to the Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence therein.

          SECTION 4.07.  Discontinuance of Proceedings. In case the Indenture
                         -----------------------------
Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Indenture Trustee and the Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings had been instituted.

          SECTION 4.08.  Waiver of Past Defaults. Upon written instructions from
                         -----------------------
a Majority in Interest of Noteholders, the Indenture Trustee shall waive any past Indenture Default or Indenture Event of Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Indenture Default or Indenture Event of Default or impair any right consequent thereon;

provided, however, that in the absence of written instructions from all
--------  -------
Noteholders, the Indenture Trustee shall not waive any Indenture Default (i) in the payment of the principal of, or interest on, or other amounts due under, any Equipment Note then outstanding, or (ii) in respect of a covenant or provision hereof which, under the proviso to the first sentence of Section 8.01 or under the last sentence of Section 8.01, cannot be waived without the consent of each Noteholder.

                                   ARTICLE V

                        DUTIES OF THE INDENTURE TRUSTEE

          SECTION 5.01.  Notices.  (a) Notice of Indenture Event of Default. In
                         -------       ------------------------------------
the event a Responsible Officer of the Indenture Trustee shall have actual knowledge of an Indenture Event of Default or of an Indenture Default arising from a failure to pay Basic Rent, the Indenture Trustee shall forthwith give prompt written notice by telex or facsimile thereof to the Owner Trustee, the Owner Participant, the Lessee and the Noteholders. Subject to the terms of Sections 4.03, 4.04(a), 4.08, 5.03 and 5.09, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to any such Indenture Event of Default (including with respect to the exercise of any rights or remedies hereunder) as the Indenture Trustee shall be instructed in writing by the Majority in Interest of Noteholders. Subject to the provisions of Sections 4.03, 4.04(a), 4.08, 5.03 and 5.09, if the Indenture Trustee shall not have received instructions as above provided within twenty (20) calendar days after receipt of notice of such Indenture Event of Default by the Noteholders, the Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this Section 5.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to any such Indenture Event of Default as it shall determine advisable in the best interests of the Noteholders and shall use the same degree of care and skill in connection therewith as a prudent person would use under the circumstances in the conduct of such person's own affairs; provided that the Indenture Trustee may not sell the Airframe or any Engine
--------
without the consent of the Majority in Interest of Noteholders. In the event the Indenture Trustee shall at any time commence to foreclose or otherwise enforce this Indenture, the Indenture Trustee shall forthwith notify the Noteholders, the Owner Trustee, the Owner Participant and the Lessee. For all purposes of this Indenture, in the absence of actual knowledge on the part of a Responsible Officer in its Corporate Trust Department, in the case of the Indenture Trustee, or its Corporate Trust Administration, in the case of the Owner Trustee, the Indenture Trustee or the Owner Trustee, as the case may be, shall not be deemed to have knowledge of any Indenture Default, any Default or any Event of Default (except, in the case of the Indenture Trustee, the failure of the Lessee to pay any installment of Basic Rent when due, which failure shall constitute knowledge of an Indenture Default) unless notified in writing by the Lessee, the Owner Trustee or one or more Noteholders. This Section 5.01, however, is subject to the condition that, if at any time after the principal of the Equipment Notes shall have become due and payable pursuant to Section 4.04(b) or (c) and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Equipment Notes and all other amounts payable under the Equipment Notes (except the principal of the Equipment Notes which by such declaration shall have become payable) shall have been duly paid, and every other

Indenture Default and Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured, then and in every such case a Majority in Interest of Noteholders may (but shall not be obligated to), by written instrument filed with the Indenture Trustee, rescind and annul such acceleration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Indenture Default or Indenture Event of Default or impair any right consequent thereon.

          (b) Other Notices.  The Indenture Trustee will furnish to each
              -------------
Noteholder promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee under any Operative Agreement or received from the Owner Trustee pursuant to Section 4.01(b) to the extent the same shall not have been otherwise directly distributed to the Noteholders pursuant to the express provision of any other Operative Agreement.

          SECTION 5.02.  Action Upon Instructions.  (a) Subject to the terms of
                         ------------------------
Sections 4.03, 4.04(a), 4.08, 5.01, 5.03 and 5.09, upon the written instructions at any time and from time to time of a Majority in Interest of Noteholders, the Indenture Trustee shall take such of the following actions as may be specified in such instructions: (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder or under any other Operative Agreement or in respect of any part or all of the Indenture Estate as shall be specified in such instructions; (ii) take such action with respect to, or to preserve or protect, the Indenture Estate (including the discharge of Liens) as shall be specified in such instructions and as is consistent with this Indenture; and (iii) take such other action in respect of the subject matter of this Indenture as is consistent with the terms hereof and the other Indenture Documents. The Indenture Trustee will execute and the Owner Trustee will file or cause to be filed such continuation statements with respect to financing statements relating to the security interests created hereunder in the Indenture Estate as may be specified from time to time in written instructions of a Majority in Interest of Noteholders or Lessee (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed).

          (b) Subject to Sections 4.03, 4.04(a), 4.08, 5.01, 5.03 and 5.09, if
any Event of Default shall have occurred and be continuing, on request of a Majority in Interest of Noteholders, the Indenture Trustee shall declare the Lease to be in default and exercise such remedies under Section 17 of the Lease as shall be specified in such request. The Indenture Trustee agrees to provide to the Noteholders, the Owner Trustee and the Owner Participant concurrently with such declaration by the Indenture Trustee, notice of such declaration by the Indenture Trustee; provided that the failure to give any such notice to such
                       --------
Noteholders, the Owner Trustee or the Owner Participant shall not affect the validity of such declaration.

          SECTION 5.03.  Indemnification.  The Indenture Trustee shall not be
                         ---------------
required to take any action or refrain from taking any action under Section 5.01 (other than the first sentence thereof) or 5.02 or Article IV unless the Indenture Trustee shall have been indemnified by the

Noteholders against any liability, cost or expense (including reasonable counsel fees) which may be incurred in connection therewith (except for the consequences of the Indenture Trustee's gross negligence, willful misconduct and, in receiving, handling or remitting funds only, its failure to use ordinary care). The Indenture Trustee shall not be under any obligation to take any action under this Indenture and nothing contained in this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it on the terms provided above. The Indenture Trustee shall not be required to take any action under Section 5.01 (other than the first sentence thereof) or 5.02 or Article IV, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

          SECTION 5.04.  No Duties Except as Specified in Indenture or
                         ---------------------------------------------
Instructions. The Indenture Trustee shall not have any duty or obligation to
------------
use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Indenture or any part of the Indenture Estate, except as expressly provided by the terms of this Indenture or as expressly provided in written instructions from the Noteholders as provided in this Indenture; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee. The Indenture Trustee agrees that it will, in its individual capacity and at its own cost and expense promptly take such action as may be necessary to duly discharge all Liens on any part of the Indenture Estate which result from claims against it in its individual capacity not related to the mortgaging to it of the Aircraft or the administration of the Indenture Estate or any other transaction contemplated by or pursuant to the Participation Agreement or any document included in the Indenture Estate.

          SECTION 5.05.  No Action Except Under Lease, Participation Agreement,
                         -----------------------------------------------------
Indenture or Instructions. The Owner Trustee and the Indenture Trustee agree
-------------------------
that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Indenture Estate except (i) in accordance with the terms of the Lease or the Participation Agreement, or (ii) in accordance with the powers granted or reserved to, or the authority conferred upon, the Owner Trustee and the Indenture Trustee pursuant to this Indenture and in accordance with the express terms hereof. Any breach of this covenant resulting solely from an Event of Default shall not be an Indenture Event of Default other than pursuant to Section 4.02(a).

          SECTION 5.06.  Replacement Airframes and Replacement Engines. At any
                         ---------------------------------------------
time and from time to time, any Airframe or Engine which has been (or is to be treated as if the same had been) subject to an Event of Loss and may be replaced under Section 7(e) or 8(a) of the Lease by a Replacement Airframe or Replacement Engine, as the case may be, shall be replaced in accordance with the provisions of this Section 5.06 and the provisions of the applicable Section of the Lease, and the Owner Trustee shall, from time to time, direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing such Airframe and/or Engine, as appropriate, from the Lien of this Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid, but only upon receipt by or deposit with the Indenture Trustee of the following (modified as appropriate if the Airframe or Engines and/or the Replacement Airframe or Replacement Engines shall not, if permitted pursuant to the Participation Agreement, be registered in the United States):

     (a) A written request from the Owner Trustee, requesting such release and specifically describing the Airframe and/or Engine(s) so to be released.

     (b) A certificate signed by a duly authorized officer of the Lessee stating the following:

          1.   With respect to the replacement of any Airframe:

               (i) a description of the Airframe which shall be identified by manufacturer, model, FAA registration number and manufacturer's serial number;

               (ii) a description of the Replacement Airframe (including the manufacturer, model, FAA registration number and manufacturer's serial number) to be received as consideration for the Airframe to be released;

               (iii) that on the date of the Indenture Supplement relating to the Replacement Airframe the Owner Trustee will be the legal owner of such Replacement Airframe free and clear of all Liens except Permitted Liens (excluding for this purpose Lessor's Liens), and that such Replacement Airframe has been or, substantially concurrently with such replacement, is in the process of being duly registered in the name of the Owner Trustee under Chapter 441 of the Act and that an airworthiness certificate has been duly issued under Chapter 447 of the Act with respect to such Replacement Airframe, and that such registration and certificate is in full force and effect, and that the Lessee will have the full right and authority to use such Replacement Airframe;

               (iv) that the insurance required by Section 9 of the Lease is in full force and effect with respect to such Replacement Airframe and all premiums then due thereon have been paid in full;

               (v) that no Specified Default or Event of Default has occurred and is continuing or would result from the making and granting of the request for release and the addition of such Replacement Airframe;

               (vi) that the release of the Airframe so to be released will not impair the security of the Indenture (except in respect of such release) or be in contravention of any of the provisions of the Lease; and

               (vii) that each of the conditions specified in Section 8(d) of the Lease with respect to such Replacement Airframe have been satisfied.

          2. With respect to the replacement of any Engine (in addition to the items required in Section 5.06(b)(1) above):

               (viii) a description of the Engine, which shall be identified by manufacturer's name and serial number;

               (ix) a description of the Replacement Engine (including the manufacturer's name and serial number) to be received as consideration for the Engine to be released;

               (x) that on the date of the Indenture Supplement relating to the Replacement Engine, the Owner Trustee will be the legal owner of such Replacement Engine, free and clear of all Liens except Permitted Liens (excluding for this purpose Lessor's Liens);

               (xi) that the release of the Engine so to be released will not impair the security of the Indenture (except in respect of such release) or be in contravention of any of the provisions of the Lease; and

               (xii) that each of the conditions specified in Section 7(e) of the Lease with respect to such Replacement Engine have been satisfied.

     (c) The appropriate instruments (i) transferring to the Owner Trustee title to the Replacement Airframe or Replacement Engine to be received as consideration for the Airframe or Engine to be released and (ii) assigning to the Owner Trustee the benefit of all manufacturer's and vendor's warranties generally available with respect to such Replacement Airframe or Replacement Engine, and an Indenture Supplement subjecting such Replacement Airframe or Replacement Engine and any related warranty right to the Lien of this Indenture.

     (d)  [Intentionally Omitted].

     (e) The opinion of counsel to the Lessee, reasonably satisfactory to the Indenture Trustee and the Owner Trustee, stating that:

               (1) the certificates, opinions and other instruments and/or property which have been or are therewith delivered to and deposited with the Indenture Trustee conform to the requirements of this Indenture and the Lease and, upon the basis of such application, the property so sold or disposed of may be lawfully released from the Lien of this Indenture and all conditions precedent herein provided for relating to such release have been complied with; and

               (2) the Replacement Airframe or Replacement Engine has been validly subjected to the Lien of this Indenture and covered by the Lease, the instruments subjecting such Replacement Airframe or Replacement Engine to the Lease and to the Lien of this Indenture, as the case may be, have been duly filed for recordation pursuant to the Act, and no further action, filing or recording of any document is necessary or advisable in order to establish and perfect the title of the Owner Trustee to and the Lien of this Indenture on such Replacement Aircraft or Replacement Engine and, as to any such Replacement Airframe and associated Replacement Engines, that the Owner Trustee and the Indenture Trustee, as the assignee of the Owner Trustee's rights under the Lease, shall be entitled to the benefits of
          Section 1110 of the Bankruptcy Code with respect thereto to the same extent as immediately prior to such replacement.

          SECTION 5.07.  Indenture Supplements for Replacements. In the event of
                         --------------------------------------
a Replacement Airframe or Replacement Engine being substituted as contemplated by Section 7(e) or 8(a) of the Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the Noteholders and the Lessee, subject to fulfillment of the conditions precedent and compliance by the Lessee with its obligations set forth in Section 7(e) or 8(a) of the Lease, to execute and deliver an Indenture Supplement with respect thereto as contemplated by Section 5.06(c), and, provided no Indenture Default or Indenture Event of Default shall have occurred and be continuing, to execute and deliver to the Lessee an appropriate instrument releasing the Airframe or Engine being replaced from the Lien of this Indenture.

          SECTION 5.08.  Effect of Replacement. In the event of the substitution
                         ---------------------
of a Replacement Airframe as contemplated by Section 8(a) of the Lease or of a Replacement Engine pursuant to Section 7(e) of the Lease and, in each case,
Section 5.06, all provisions of this Indenture relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for the Event of Loss with respect to the Airframe or Engine or Engines being replaced.

          SECTION 5.09.  Certain Rights of Owner Trustee and Owner Participant.
                         -----------------------------------------------------
Notwithstanding any other provision of this Indenture, including the Granting Clause, or of any other Operative Agreement, the following rights shall be reserved to the Owner Trustee or the Owner Participant, as the case may be, to the extent described herein:

               (a) to the exclusion of the Indenture Trustee, so long as no Specified Indenture Default or Indenture Event of Default shall have occurred and be continuing, (i) subject to and without affecting the provisions of the Lease referred to in clauses (iv) and (v) of the proviso of the first sentence of Section 8.01 hereof, to exercise the rights, elections and options of the Owner Trustee to make any decision or determination and to give any notice, consent, waiver or approval with respect to any adjustments of Basic Rent, EBO Amount and Termination Value under Section 3(d) of the Lease (but subject to Section 3(f) of the Lease) and (ii) to exercise all rights as Owner Trustee with respect to any determination of Fair Market Rental Value or Fair Market Sales Value under
     Section 13 of the Lease and to exercise the rights of the Lessor (x) upon the return of the Aircraft under Section 12 of the Lease and (y) under Sections 13(a) and 13(b)(i)(B) or (C) of the Lease;

               (b) the Owner Trustee shall have the right, together with the Indenture Trustee, whether or not an Indenture Default or an Indenture Event of Default shall have occurred and be continuing, to exercise all rights of Owner Trustee under Sections 7(e) and 8 (with respect to accepting any Replacement Aircraft or Replacement Engine), 18 (to the extent permitted by Section 4.03) and 22 of the Lease;

               (c) the Owner Trustee shall have the right, together with the Indenture Trustee, whether or not an Indenture Default or an Indenture Event of Default shall have occurred and be continuing, to exercise (i) the rights of Owner Trustee under Section 9 (with respect to insurance coverage and endorsements) of the Lease and to receive from the Lessee all notices, financial statements, certificates, opinions of counsel, and other documents and all information that the Lessee is permitted or required to give or furnish to the Owner Trustee pursuant to the Lease and (ii) inspection rights pursuant to Section 6 of the Lease;

               (d) to the exclusion of the Indenture Trustee, whether or not an Indenture Default or an Indenture Event of Default shall have occurred and be continuing, (i) all rights of the Owner Trustee to exercise any election or option or make any decision or determination or give or receive any notice, consent, waiver, or approval in respect of, or demand, collect, sue for, or otherwise obtain all amounts due from the Lessee or Guarantor on account of, any Excluded Payments, (ii) the right of the Owner Trustee to maintain separate insurance pursuant to Section 9(f) of the Lease, and
     (iii) the right of the Owner Trustee to solicit bids or retain the Aircraft pursuant to Section 14 of the Lease;

               (e) the right, jointly (but not independently) with the Indenture Trustee, (1) so long as no Specified Indenture Default or Indenture Event of Default shall have occurred and be continuing, to consent to or approve or enter into any amendment, modification, or supplement of, or to grant any waiver in respect of, any of the Indenture Documents (other than any amendment, modification, supplement or waiver relating solely to the Loan Participant or its interest in the Indenture Estate) and (2) if a Specified Indenture Default or an Indenture Event of Default shall have occurred and be continuing, to consent to or approve or enter into any amendment, modification, or supplement of, or grant any waiver in respect of (A) any provision of the Lease if the effect thereof is to decrease the amount or defer the payment of any Rent, including any amounts payable under Section 3, 8, 13(b) or 14(b) of the Lease, (B) Sections 5, 12 and 17 (but in each case only in respect of return conditions) of the Lease, (C) Section 9 of the Lease in respect of insurance policies and the proceeds thereof which by the terms of such policies are payable to the Owner Participant or the Owner Trustee and not to the Indenture Trustee or the Loan Participant, (D) Section 20(a) of the Lease (but only in respect of any consent to assignment by the Lessee of its rights or obligations under the Lease) and (E) any other provision of the Lease if such amendment, modification, supplement or waiver would impose any additional affirmative obligations upon the Owner Trustee or the Owner Participant, provided, however, that the provisions of clauses (2)(A)
                        --------  -------
     and (2)(B) of this Section 5.09(e) shall not affect the right of the Indenture Trustee to approve or consent to any matter or accept any modified performance under the Lease without the consent of the Owner Trustee or the Owner Participant, so long as such consent, approval or acceptance does not purport to bind the Owner Trustee vis-a-vis the Lessee or purport to constitute, as between the Owner Trustee and the Lessee, a waiver of the rights of the Owner Trustee under the Lease or an amendment or modification of the obligations of the Lessee under the Lease;

               (f) the Owner Trustee shall have the non-exclusive right, as Lessor, to seek specific performance of the covenants of the Lessee under the Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft; and

               (g) so long as no Specified Indenture Default or Indenture Event of Default shall have occurred and be continuing, the right, together with the Indenture Trustee, to exercise all other rights, powers, privileges and remedies under any Indenture Document (other than the Lease (other than relating to Excluded Payments)) or consent to or approve any other matter referred to in any Indenture Document (other than the Lease (other than relating to Excluded Payments)) as requiring or being subject to the consent or approval of the Owner Trustee.

Upon consummation of a foreclosure of the Lien and security interest of the Indenture on the Indenture Estate, all rights of the Owner Trustee or the Owner Participant (as the case may be) under this Section 5.09 shall terminate, except insofar as such rights relate to Excluded Payments. Notwithstanding the foregoing, and subject to the provisions of Sections 4.03 and 4.04(a), the Indenture Trustee shall at all times have the right, to the exclusion of the Owner Trustee and the Owner Participant to exercise the remedies set forth in
Section 17 of the Lease (other than in connection with Excluded Payments) and in
Article IV hereof.

                                  ARTICLE VI

                  THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

          SECTION 6.01  Acceptance of Trusts and Duties. The Indenture Trustee
                        -------------------------------
accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all monies constituting part of the Indenture Estate in accordance with the terms hereof. The Trust Company and the Indenture Trustee, in their individual capacities, shall not be answerable or accountable under any circumstances, except (a) for their own willful misconduct or gross negligence,
(b) in the case of the Indenture Trustee, as provided in the second sentence of
Section 2.04 or the last sentence of Section 5.04, (c) negligence in the handling or distribution of funds and (d) for liabilities that may result, in the case of the Trust Company, from the inaccuracy or non-performance of any representation or warranty or covenant of the Trust Company expressly made in its individual capacity in the Participation Agreement or any other Operative Agreement or in Section 6.03 or, in the case of the Indenture Trustee, from the inaccuracy of any representation or warranty or breach of any covenant of the Indenture Trustee made in its individual capacity in the Participation Agreement or any other Operative Agreement. None of the Owner Participant, the Trust Company or the Indenture Trustee shall be liable for any action or inaction of any other.

          SECTION 6.02.  Absence of Duties. In the case of the Indenture
                         -----------------
Trustee, except in accordance with written instructions furnished pursuant to
Section 5.01 or 5.02, and except as provided in, and without limiting the generality of, Sections 5.03 and 5.04 and, in the case of the Owner Trustee, except as provided in Section 4.01, the Indenture Trustee and the Owner Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease or of this Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance, whether or not the Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any Lien of any kind against any part of the Trust Estate or the Indenture Estate, (iv) to confirm, verify or inquire into the failure to receive any financial statements of the Lessee or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Lessee's covenants under the Lease with respect to the Aircraft. Except as expressly otherwise herein and in the Participation Agreement provided, the Noteholders and the Owner Participant shall not have any duty or responsibility hereunder or thereunder, including, without limitation, any of the duties mentioned in clauses (i) through (v) above.

          SECTION 6.03.  No Representations or Warranties as to Aircraft or
                         --------------------------------------------------
Documents. NONE OF THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR THE TRUST COMPANY
---------
MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY, CONSTRUCTION, PERFORMANCE OR FITNESS FOR USE OR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF WHATSOEVER, except that the Trust Company in its individual capacity warrants that on the Delivery Date (i) the Owner Trustee shall have received whatever title was conveyed to it on the Delivery Date, and (ii) the Aircraft shall be free and clear of Lessor's Liens attributable to the Trust Company. Neither the Trust Company nor the Indenture Trustee in its individual capacity makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement, the Equipment Notes or any Indenture Document or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Trust Company and the Indenture Trustee made in their respective individual capacities under this Indenture or in the Participation Agreement or in the Trust Agreement. The Noteholders and the Owner Participant make no representation or warranty hereunder whatsoever.

          SECTION 6.04.  No Segregation of Monies; No Interest. Any monies paid
                         -------------------------------------
to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to any Noteholder, the Lessee or the Owner Trustee as provided in Article III need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and the Indenture Trustee shall not (except as otherwise provided in Section 3.07) be liable for any interest thereon; provided that any payments received or applied hereunder by the
         --------
Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

          SECTION 6.05.  Reliance; Agents; Advice of Counsel. Neither the Owner
                         -----------------------------------
Trustee nor the Indenture Trustee shall incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Indenture Trustee may accept a copy of a resolution of the Board of Directors of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary or other Responsible Officer thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid principal amount of Equipment Notes outstanding as of any date, the Owner Trustee may for all purposes hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Indenture Trustee. As to any fact or matter relating to the Lessee the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Indenture Trustee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of the Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Indenture Trustee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Owner Trustee and the Indenture Trustee each may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate, advise with counsel, accountants and other skilled persons to be selected and retained by it, and the Owner Trustee and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.

          SECTION 6.06.  Capacity in Which Acting. Each of the Owner Trustee and
                         ------------------------
the Indenture Trustee acts hereunder solely as trustee herein, and, in the case of the Owner Trustee, as provided in the Trust Agreement, and not in its individual capacity, except as otherwise expressly provided in the Operative Agreements.

          SECTION 6.07.  Compensation. The Indenture Trustee shall be entitled
                         ------------
to reasonable compensation, including expenses and disbursements, for all services rendered hereunder and shall have a priority claim on the Indenture Estate for the payment of such compensation, to the extent that such compensation shall not be paid by the Lessee or others, as required under the Indenture Documents, and shall have the right to use or apply any monies held by it hereunder in the Indenture Estate toward such payments. The Indenture Trustee agrees that it shall have no right against the Noteholders or (except as provided in the Participation Agreement) the Owner Participant for any fee as compensation for its services as trustee under this Indenture.

          SECTION 6.08.  May Become Noteholder. Each of the institutions acting
                         ---------------------
as Owner Trustee and Indenture Trustee hereunder may become a Noteholder and have all rights and benefits of a Noteholder to the same extent as if it were not the institution acting as Owner Trustee or Indenture Trustee, as the case may be.

          SECTION 6.09.  Further Assurances; Financing Statements. At any time
                         ----------------------------------------
and from time to time, upon the request of the Indenture Trustee, the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as may be specified in such request and as are necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby, or to obtain for the Indenture Trustee the full benefit of the specific rights and powers herein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements with respect thereto, or similar instruments relating to the perfection of the mortgage, security interests or assignments created or intended to be created hereby.

          SECTION 6.10.  Assumption of Equipment Notes upon Purchase of
                         ----------------------------------------------
Aircraft. In the event that the Lessee elects to purchase the Aircraft pursuant
--------
to Section 13(b)(ii) of the Lease and in connection therewith shall exercise its right under Section 5.10 of the Participation Agreement to make such purchase, in part, by assuming the obligations of the Owner Trustee under the Equipment Notes, then upon satisfaction of all of the requirements of Section 5.10 of the Participation Agreement (including the amendment of this Indenture), the rights and obligations of the Owner Trustee under this Indenture shall be assumed by the Lessee and, as of the time of such assumption, the Owner Trustee shall be discharged therefrom (without affecting any liability of the Owner Trustee or the Trust Company in respect of any obligation of the Owner Trustee or the Trust Company arising out of or relating to the time before such assumption).

                                  ARTICLE VII

                     SUCCESSOR TRUSTEES; SEPARATE TRUSTEES

          SECTION 7.01.  Notice of Successor Owner Trustee.  In the case of any
                         ---------------------------------
appointment of a successor to the Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee and to each Noteholder.

          SECTION 7.02.  Resignation of Indenture Trustee; Appointment of
                         ------------------------------------------------
Successor. (a) The Indenture Trustee or any successor thereto may resign at any
---------
time without cause by giving at least thirty (30) calendar days, prior written notice to the Owner Participant, the Lessee, the Owner Trustee and each Noteholder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In addition, a Majority in Interest of Noteholders may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Participant, the Owner Trustee, the Lessee and the Indenture Trustee, and the Owner Trustee shall promptly notify each Noteholder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In the case of the resignation or removal of the Indenture Trustee, a majority in Interest of Noteholders may appoint a successor Indenture Trustee by an instrument signed by such Noteholders. If a successor Indenture Trustee shall not have been appointed within thirty (30) calendar days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee or any Noteholder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee and to the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; provided that the rights of the
                                               --------
predecessor Indenture Trustee to any compensation or indemnity relating to the period prior to such transfer shall survive such transfer and the predecessor Indenture Trustee shall retain any Lien which it may have on the Indenture Estate securing such amounts; but nevertheless upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all monies or other property then held by such predecessor Indenture Trustee hereunder, provided that such predecessor
                                         --------
Indenture Trustee shall be entitled to deduct from any monies held by it constituting part of the Indenture Estate all compensation and indemnity then due to it. Upon the successor Indenture Trustee accepting such appointment, the predecessor Indenture Trustee shall be relieved of any further obligation and liability hereunder and under the other Operative Agreements arising after the time of such transfer.

          (c) Any successor Indenture Trustee, however appointed, shall be a Citizen of the United States and shall also be a bank or trust company having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee (including this account) may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Indenture Trustee under this Indenture without further act.

          SECTION 7.03.  Appointment of Separate Trustees. (a) At any time or
                         --------------------------------
times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken or if the Indenture Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Noteholders, or in the event the Indenture Trustee shall have been requested to do so by a Majority in Interest of Noteholders, the Indenture Trustee, by an instrument in writing signed by it, and without the concurrence of the Owner Trustee, may appoint one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Indenture Estate with such powers as may be provided in an agreement supplemental hereto.

          (b) The Indenture Trustee and, at the request of the Indenture Trustee, the Owner Trustee, shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee and the Owner Trustee hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney- in- fact for it and in its name, place and stead to execute, acknowledge and deliver the same in the event that the Owner Trustee shall not itself execute and deliver the same within twenty days after receipt by it of such request so to do. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it or they shall be vested with such title to the Indenture Estate or any part thereof, and with such rights and duties, as shall be specified in the instrument of appointment, jointly with the Indenture Trustee (except insofar as local law makes it necessary for any such separate trustee or separate trustees or co-trustee to act alone) subject to all the terms of this Indenture. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. In case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Indenture Estate and all assets, property, rights, powers, trusts, obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

          (c) All provisions of this Indenture which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 7.03.

          (d) Every separate trustee and co-trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions:

              (i) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee;

              (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or separate trustees or co-trustee jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Estate in any such jurisdiction) shall be exercised and performed by such separate trustee or separate trustees or co-trustee;

              (iii) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such separate trustee or separate trustees or co-trustee shall be exercised hereunder by such Person except jointly with, or with the consent of, the Indenture Trustee; and

              (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law, or take any such action or shall be advised by such counsel that it is no longer legally required or necessary or prudent in the interest of the Noteholders or in the event the Indenture Trustee shall have been requested to do so by a Majority in Interest of Noteholders, the Indenture Trustee shall execute and deliver an indenture supplement hereto and all other instruments and agreements necessary or proper to remove any separate trustee or separate trustees or co-trustee.

          (e) Any request, approval or consent in writing by the Indenture Trustee to any separate trustee or separate trustees or co-trustee shall be sufficient warrant to such separate trustee or separate trustees or co-trustee, as the case may be, to take such action as may be so requested, approved or consented to.

          (f) Notwithstanding any other provision of this Section 7.03, the powers of any separate trustee or separate trustees or co-trustee appointed pursuant to this Section 7.03 shall not in any case exceed those of the Indenture Trustee hereunder.

                                 ARTICLE VIII

                         SUPPLEMENTS AND AMENDMENTS TO
                      THIS INDENTURE AND OTHER DOCUMENTS

          SECTION 8.01. Instructions of Majority; Limitations. At any time and
                        -------------------------------------
from time to time but subject to the terms and provisions of this Indenture, (i) the Owner Trustee (but only on the written request of the Owner Participant) and the Indenture Trustee (but only on the written request of a Majority in Interest of Noteholders) shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture as specified in such request, and (ii) the Owner Trustee may (but only with the written consent of the Owner Participant and on the written request of a Majority in Interest of Noteholders) enter into such written amendment of or supplement to the Lease or any other Indenture Document to which it is party as may be specified in such request; provided, however, that, without the consent
                                  --------  -------
of each Noteholder, no such amendment of or supplement to any such document, or waiver or modification of the terms of any thereof, shall (i) modify any of the provisions of this Section 8.01 or the definitions of the terms "Default",
                                                                 -------
"Event of Default", "Excluded Payments", "Indenture Default", "Indenture Event
 ----------------    -----------------    -----------------    ---------------
of Default", "Lessor's Cost", "Majority in Interest of Noteholders" or
----------    -------------    -----------------------------------
"Operative Agreements", contained herein or in any other Operative Agreement
 --------------------
(except to change default definitions by providing for additional events of default), (ii) increase the principal amount of any Equipment Note or reduce the amount or extend the time of payment of any amount owing or payable under any Equipment Note or (except as provided in this Indenture) increase or reduce the Make-Whole Amount or interest payable on any Equipment Note (except that only the consent of the applicable Noteholder shall be required for any decrease in any amounts of or the rate of Make-Whole Amount or interest payable on Equipment Note or any extension for the time of payment of any amount payable under such Equipment Note), or alter or modify the provisions of Article III with respect to the order of priorities in which distributions thereunder shall be made or with respect to the amount or time of payment of any such distribution, (iii) reduce, modify or amend any indemnities in favor of any Noteholder or in favor of or to be paid by the Owner Participant or alter the definition of "Indemnitee" to exclude any Noteholder (except as consented to by each Person
 ----------
adversely affected thereby), (iv) modify or amend Section 3(f) of the Lease or, except as expressly contemplated by any provision of the Lease, reduce the amount or extend the time of payment of Basic Rent or Termination Value (or other amounts payable therewith) for the Aircraft as set forth in the Lease (except to the extent required to match any action consented to by any Noteholder referred to in the parenthetical phrase in clause (ii) above), or
(v) modify, amend or supplement the Lease or consent to any assignment of the Lease, in either case releasing the Lessee from its obligations in respect of the payment of Basic Rent (except as above provided) or Termination Value (or other amounts payable therewith) for the Aircraft or altering the absolute and unconditional character of such obligations as set forth in Section 3(g) of the Lease or change any of the circumstances under which Termination Value (or other amounts payable therewith) are payable. This Section 8.01 shall not apply to any indenture or indentures supplemental hereto permitted by, and complying with the terms of, Section 5.07, Section 7.03 or Section 8.04. Notwithstanding the foregoing, without the consent of each Noteholder, no such supplement to this Indenture, or waiver or modification of the terms hereof or of any other agreement or document shall expressly permit the creation of any Lien on the Indenture Estate or any part thereof, except as expressly permitted herein or in the Participation Agreement or the Lease, or deprive any Noteholder of the benefit of the Lien of this Indenture on the Indenture Estate, except as provided in Sections 5.01 and 5.02 or in connection with the exercise of remedies under Article IV.

          SECTION 8.02. Trustees Protected. If, in the opinion of the
                        ------------------
institution acting as Owner Trustee under the Trust Agreement or the institution acting as the Indenture Trustee hereunder any document required to be executed pursuant to the terms of Section 8.01 affects any right, duty, immunity or indemnity with respect to it under this Indenture, the Indenture Trustee and the Owner Trustee may in their discretion decline to execute such document.

          SECTION 8.03. Documents Mailed to Noteholders. Promptly after the
                        -------------------------------
execution by the Owner Trustee or the Indenture Trustee of any document entered into pursuant to Section 8.01, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Indenture Trustee and the Indenture Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to each Noteholder at its address shown on the Register, but the failure of the Owner Trustee or Indenture Trustee, as the case may be, to mail such conformed copies shall not impair or affect the validity of such document.

          SECTION 8.04. No Request Necessary for Lease Supplement or Indenture
                        ------------------------------------------------------
Supplement. Notwithstanding anything contained in Section 8.01, no written
----------
request or consent of the Indenture Trustee, any Noteholder or the Owner Participant pursuant to Section 8.01 shall be required to enable the Owner Trustee to enter into any Lease Supplement with the Lessee pursuant to the terms of the Lease to subject the Aircraft or other property thereto or to confirm a Rent adjustment in accordance with Section 3(d) thereof or to execute and deliver an Indenture Supplement to subject the Aircraft or other property hereto pursuant to the terms hereof.

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01. Termination of Indenture. Upon (or at any time after)
                        ------------------------
payment in full of the principal of and interest on and Make-Whole Amount, if any, and all other Secured Obligations due under, or otherwise due to the holders of, all Equipment Notes and provided that there shall then be no other Secured Obligations due to the Noteholders and the Indenture Trustee hereunder or under the Participation Agreement or the other Operative Agreements or otherwise secured hereby, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft from the Lien of this Indenture and releasing the Indenture Documents from the assignment and pledge thereof hereunder, and the Indenture Trustee shall execute and deliver such instrument as aforesaid and, at the Owner Trustee's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Owner Participant to give effect to such release; provided, however, that this
                                            --------  -------
Indenture and the trusts created hereby shall earlier terminate and this Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property constituting part of the Indenture Estate and the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 9.02. No Legal Title to Indenture Estate in Noteholders. No
                        -------------------------------------------------
Noteholder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Noteholder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Noteholder or any successor or transferee of such holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.

          SECTION 9.03. Sale of Aircraft by Indenture Trustee is Binding. Any
                        ------------------------------------------------
sale or other conveyance of any Aircraft by the Indenture Trustee made pursuant to the terms of this Indenture or of the Lease shall bind the Noteholders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and the Noteholders in and to such Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

          SECTION 9.04. Indenture for Benefit of Owner Trustee, Indenture
                        -------------------------------------------------
Trustee, Owner Participant and Noteholders. Nothing in this Indenture, whether
------------------------------------------
express or implied, shall be construed to give to any person other than the Trust Company, the Owner Trustee, the Indenture Trustee (in its individual and trust capacities), the Owner Participant, the Lessee and the Noteholders any legal or equitable right, remedy or claim under or in respect of this Indenture.

          SECTION 9.05. No Action Contrary to Lessee's Rights under the Lease.
                        -----------------------------------------------------
Notwithstanding any of the provisions of this Indenture or the Trust Agreement to the contrary, so long as no Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee will take any action in violation of the Lessee's rights under the Lease, including the right to possession and use of the Aircraft in accordance with the terms of the Lease.

          SECTION 9.06. Notices. Unless otherwise expressly specified or
                        -------
permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Indenture to be made, given, furnished or filed shall be in writing and delivered in the manner and at the address provided in Section 12.01 of the Participation Agreement.

          SECTION 9.07. Severability. Any provision of this Indenture which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.08. No Oral Modifications or Continuing Waivers. No terms or
                        -------------------------------------------
provisions of this Indenture or the Equipment Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Indenture; and any waiver of the terms hereof or of any Equipment Note shall be effective only in the specific instance and for the specific purpose given.

          SECTION 9.09. Successors and Assigns. All covenants and agreements
                        ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successors and assigns of such Noteholder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby and thereby and by the Participation Agreement.

          SECTION 9.10. Headings. The headings of the various Articles and
                        --------
Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.11 Governing Law. THIS INDENTURE SHALL IN ALL RESPECTS BE
                       -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION,

VALIDITY AND PERFORMANCE. THIS INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK.

          SECTION 9.12. Counterpart Form. This Indenture may be executed by the
                        ----------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 9.13. Waiver of Jury Trial. EACH OF THE OWNER TRUSTEE AND THE
                        --------------------
INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 9.14. Submission to Jurisdiction. Each of the Owner Trustee
                        --------------------------
and the Indenture Trustee agrees that any legal action or proceeding with respect to this Indenture or any of the transactions contemplated hereby, or to enforce any judgment obtained against it in respect of any of the foregoing (a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and of the amount of any indebtedness therein described), may be brought in the courts of the State of New York in the City and County of New York and of the United States for the Southern District of New York and by the execution and delivery of this Indenture, each such Person irrevocably consents and submits to the nonexclusive jurisdiction of each such court, acknowledges its competence and irrevocably agrees to be bound by a final judgment of such court. Each such Person irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of the Owner Trustee and the Indenture Trustee hereby generally consents to service of process to the respective addresses set forth in Section
12.01 of the Participation Agreement in the manner specified in such Section
12.01 of the Participation Agreement. Nothing in this paragraph shall affect the right of any party hereto or their successors or assigns to bring any action or proceeding against any other party hereto or their property in the courts of other jurisdictions.

           SECTION 9.15. Payment in Dollars.
                         ------------------

           (i) If, for the purposes of obtaining judgment in, or enforcing the judgment of, any court, it is necessary for any Person to convert a sum due hereunder in Dollars into another currency (the "Judgment Currency"), the
                                                      -----------------
     rate of exchange used shall be that at which in accordance with normal banking procedures such Person could purchase Dollars with the Judgment Currency on the Business Day preceding that on which final judgment is given or the order of enforcement made.

          (ii) The obligation of the Owner Trustee in respect of any sum due from it to any Person hereunder shall, notwithstanding any judgment or order of enforcement in such Judgment Currency, be discharged only to the extent that on the Business Day following that on which final judgment is given or the order of enforcement made, such Person may in accordance with normal banking procedures purchase Dollars with the Judgment Currency; if the Dollars so purchased are less than the sum originally due to such Person in Dollars, the Owner Trustee agrees, as a separate obligation and notwithstanding any such judgment or order of enforcement, to indemnify such Person against such loss attributable to any of its obligations hereunder, and if the Dollars so purchased exceed the sum originally due from the Owner Trustee, in Dollars, such Person shall remit to the Owner Trustee such excess. Any additional amount due from the Owner Trustee under this Section 9.15 will be due as a separate debt and shall not be affected by judgment or order of enforcement being obtained for any other sums due under or in respect of this Indenture or any other Operative Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written, and this Indenture having become effective only upon such execution and delivery.

                              FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided in the Operative Agreements, but solely as Owner Trustee


                              By:   /s/ Stephen J. Kaba
                                    -------------------
                                    Name: Stephen J. Kaba
                                    Title: Vice President


                              ALLFIRST BANK, not in its individual capacity, except as expressly provided herein, but solely as Indenture Trustee


                              By:   /s/ Robert D. Brown
                                    -------------------
                                    Name: Robert D. Brown
                                    Title: Vice President

                                   APPENDIX A

                              DEFINITIONS [N583ML]


GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

          "Additional Insureds" means the Owner Trustee (in its individual and
           -------------------
trust capacities), the Owner Participant, the Indenture Trustee (in its individual and trust capacities) and each of the Noteholders and each of the respective successors and permitted assigns and respective directors, officers and employees of the foregoing.

          "Aeronautical Authority" means as of any time of determination, the
           ----------------------
FAA or other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

          "After Tax Basis" means a basis such that any payment to be received
           ---------------
or accrued or deemed to be received by a Person shall be supplemented by a further payment or payments to such Person so that the sum of such payments, after deduction of the net amount of all Taxes (taking into account any related credits or deductions) actually payable to any taxing authority resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

          "Aircraft" means the Airframe together with the two Engines, whether
           --------
or not any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

          "Airframe" means (i) the Canadair Regional Jet Model CL-600-2B19
           --------
Series 200ER aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed Parts remains vested in the Lessor under the terms of
Section 7 of the Lease) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to
Section 8 of the Lease, and (ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to
Section 8 of the Lease.

          "Allfirst" means Allfirst Bank, a Maryland state-chartered commercial
           --------
bank, and its successors and permitted assigns.

          "Applicable Law" means all applicable laws, statutes, treaties, rules,
           --------------
codes, ordinances, regulations, certificates, orders, interpretations, licenses and permits of any Governmental Authority of competent jurisdiction and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

          "Applicable Rate" has the meaning specified in Exhibit B to the
           ---------------
Lease.

          "Average Life Date" means, for any Equipment Note, the date which
           -----------------
follows the prepayment date by a period equal to the Remaining Weighted Average Life of such Equipment Note.

          "Bankruptcy Code" means Title 11 of the United States Code, as
           ---------------
amended, and any successor thereto.

          "Basic Rent" means the rent payable on Basic Rent Payment Dates
           ----------
throughout the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

          "Basic Rent Payment Date" means each date listed under the heading
           -----------------------
"Basic Rent Payment Date" in Exhibit C to the Lease.

          "Basic Term" means the period commencing at the beginning of the day
           ----------
on the Delivery Date and ending at end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

          "Beneficial Interest" means the interest of the Owner Participant
           -------------------
under the Trust Agreement.

          "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of
           -------------
Sale.

          "Business Day" means any day other than a Saturday or Sunday or other
           ------------
day on which commercial banks are authorized or required by law to close in New York City, Morrisville, North Carolina (or in the event the Lessee changes the location of its chief executive offices to a location other than Morrisville, North Carolina such other location), Baltimore, Maryland (or in the event the Indenture Trustee administers its corporate business in a location other than Baltimore, Maryland such other location), and after the Lien of the Indenture is discharged, Wilmington, Delaware.

          "Citizen of the United States" means a citizen of the United States as
           ----------------------------
defined in (S)40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

          "Code" means the United States Federal Internal Revenue Code of 1986,
           ----
as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

          "Commitment" of a Loan Participant shall have the meaning given such
           ----------
term in Section 2.01(d) of the Participation Agreement; "Commitment" of the
                                                         ----------
Owner Participant shall have the meaning given such term in Section 2.01(c) of the Participation Agreement.

          "CRAF Program" has the meaning specified in Section 5(b)(vii) of
           ------------
the Lease.

          "Designated Maturity" means, with respect to any determination of a
           -------------------
Treasury Rate, the maturity of the United States Treasury Notes designated pursuant to the definition of "Make-Whole Amount" as being those to be used in the calculation of such Treasury Rate.

          "Default" means any event or condition which, with the lapse of time
           -------
or the giving of notice, or both, would constitute an Event of Default.

          "Deficiency Agreement" has the meaning given to such term in the
           --------------------
recitals of the Participation Agreement.

          "Deficiency Obligor" has the meaning given to such term in the
           ------------------
recitals of the Participation Agreement.

          "Delivery Date" means the date on which the Aircraft is delivered and
           -------------
sold to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

           "Dollars", "Dollar" and "$" means the lawful currency of the United
            -------    ------       -
States of America.

           "DOT" means the United States Department of Transportation and any
            ---
agency or instrumentality of the United States Government succeeding to its functions.

           "EBO Date" has the meaning given to such term in Exhibit B to the
            --------
Lease.

           "EBO Amount" has the meaning given to such term in Exhibit B to the
            ----------
Lease.

           "Engine" means (A) each of the two General Electric CF34-3B1 Series
            ------
200 engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Section 7 of the Lease. The term "Engines" means, as of any
                                                      -------
date of determination, the two engines each of which is an Engine on that date.

           "Engine Manufacturer" means General Electric Company, a New York
            -------------------
corporation, and its successors and permitted assigns.

           "Engine Manufacturer's Consent" means the Engine Manufacturer's
            -----------------------------
Consent and Agreement [N583ML], dated as of August 10, 1999, from the Engine Manufacturer.

           "Engine Warranty Assignment" means the Engine Warranty Assignment
            --------------------------
[N583ML], dated as of August 10, 1999, between Lessee and Owner Trustee.

           "Equipment Notes" means the Equipment Notes issued by the Owner
            ---------------
Trustee pursuant to the Indenture and any equipment note issued in exchange therefor or replacement thereof pursuant to the Indenture, each substantially in the form set forth in Exhibit B to the Indenture.

           "ERISA" means the Employee Retirement Income Security Act of 1974 and
            -----
any regulations and rulings issued thereunder all as amended and in effect from time to time.

           "ERISA Plan" means, individually or collectively, an employee benefit
            ----------
plan, as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

           "Event of Default" has the meaning given to such term in Section 16
            ----------------
of the Lease.

           "Event of Loss" means any of the following events with respect to
            -------------
the Aircraft, the Airframe or any Engine:

          (i) any theft, hijacking or disappearance of such property for a period of 30 consecutive days (provided that, so long as Lessee shall be diligently pursuing recovery of such property, such period shall be extended to 60 consecutive days) or more or, if earlier for a period that extends until the end of the Term;

         (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

        (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

         (iv) with respect to the Airframe only, requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof (other than the Government), for a period in excess of 180 consecutive days (for countries listed in Exhibit E to the Lease) or 30 consecutive days (for any other country) or such shorter period ending on the expiration of the Term;

          (v) with respect to the Airframe only, requisition of use of such property by the Government for a period extending beyond the Term;

         (vi) condemnation, confiscation or seizure of, or requisition of title of such property by any foreign government or purported government or any agency or instrumentality thereof or by the Government, for a period in excess of 10 consecutive days or such shorter period ending on the expiration of the Term;

        (vii) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft for the transportation of passengers or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, an Event of Loss shall be deemed to have occurred; and

       (viii) with respect to an Engine only, the requisition or taking of use thereof by any government, or instrumentality or agency thereof and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 31st day following loss of such property or its use due to theft or disappearance or the 61st day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181st day (for countries listed in Exhibit E to the Lease) or 31st day (for any other country) following requisition of use of such property by a foreign government or other Governmental Authority referred to in clause (iv) above, or the end of the Term if earlier than such 181st or 31st day; (ee) the 11th day following condemnation, confiscation or seizure of, or requisition of title of such property by a foreign government or other Governmental Authority referred to in clause (vi) above or the Government or the end of the Term if earlier than such 11th day; (ff) the last day of the Term in the case of requisition of use of such property by the Government; and (gg) the last day of the applicable period referred to in clause (vii) above (or if earlier, the end of the Term). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

     "Excluded Payments" means collectively, (i) indemnity, expense,
      -----------------
reimbursement or other payments (including without limitation, Transaction Costs) paid or payable by the Lessee in respect of the Owner Participant, the Owner Trustee in its individual capacity or any of their respective successors, permitted assigns, directors, officers, employees, servants and agents or Affiliates (other than the Owner Trustee in its trust capacity), pursuant to the Participation Agreement or any other Operative Agreement or any indemnity hereafter granted to the Owner Participant or the Owner Trustee in its individual capacity pursuant to the Lease or the Participation Agreement, (ii) proceeds of public liability insurance (or government indemnities in lieu thereof) in respect of the Aircraft payable as a result of insurance claims paid for the benefit of, or losses suffered by, the Owner Trustee in its individual capacity or by the Owner Participant, or their respective successors, permitted assigns or Affiliates, (iii) proceeds of insurance maintained with respect to the Aircraft by the Owner Participant or any Affiliate thereof (whether directly or through the Owner Trustee) in accordance with Section 9(f) of the Lease, (iv) payments by the Lessee in respect of any amounts payable under the Tax Indemnity Agreement, (v) any purchase price paid to the Owner Participant for its interest in the Trust Estate, (vi) any amounts paid or payable pursuant to the Deficiency Agreement or the Residual Agreement, (vii) any payments in respect of interest to the extent attributable to payments referred to in clauses (i) through (vi) above, and (viii) any right to demand, collect or otherwise receive and enforce the payment of any amount described in clauses (i) through (vii) above.

     "Expenses" has the meaning given to such term in Section 7.01(a) of the
      --------
Participation Agreement.

     "Expiration Date" means the date specified as such in the Lease Supplement
      ---------------
executed and delivered on the Delivery Date.

     "FAA Bill of Sale" means (A) the bill of sale for the Airframe on AC Form
      ----------------
8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a bill of sale for a Replacement Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Owner Trustee.

     "Fair Market Rental Value" or "Fair Market Sales Value" of the Airframe or
      ------------------------      -----------------------
any Engine shall mean the value that would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease. Except as otherwise expressly provided in the Lease, all appraisal costs will be shared equally by the Lessor and the Lessee; provided that if the Lessee elects not to renew the Lease or
                --------
purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all appraisal costs. Notwithstanding the foregoing, for purposes of
Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero.

     "Fair Market Value Renewal Term" has the meaning given to such term in
      ------------------------------
Section 13(a) of the Lease.

     "Federal Aviation Administration" or "FAA" means the United States Federal
      --------------------------------     ---
Aviation Administration, the Administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

     "Fixed Renewal Term" has the meaning given to such term in Section 13(a) of
      ------------------
the Lease.

     "Government" means the United States of America or an agency or
      ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

     "Governmental Authority" means (a) any federal, state, county, provincial,
      ----------------------
municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality, commission, court or any political subdivision of any of the foregoing, and (b) each person who shall, from time to time, be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to aviation including any competent airport authority, air traffic control or navigation authority (including European Organization for the Safety of Air Navigation (Eurocontrol) and the Federal Aviation Administration of the United States of America or any person acting on its behalf).

     "Indemnitee" means each of Trust Company, in its individual capacity and as
      ----------
Owner Trustee, the Owner Participant, the Indenture Trustee, in its individual capacity and as trustee, the Loan Participant, each of the other Noteholders, and each of their respective successors, transferees or assigns permitted under the terms of the Operative Agreement, and each Affiliate, officer, director, employee, agent, representative, servant and corporate shareholder of any of the foregoing Persons.

     "Indenture" means the Trust Indenture and Security Agreement [N583ML],
      ---------
dated as of August 10, 1999, between the Owner Trustee and the Indenture
Trustee.

     "Indenture Default" means any event or condition which, with the lapse of
      -----------------
time or the giving of notice, or both, would constitute an Indenture Event of Default.

     "Indenture Documents" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Indenture Estate" means all estate, right, title and interest of the
      ----------------
Indenture Trustee in and to any of the property, rights, interest, and privileges granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture, other than Excluded Payments and any and all other rights of the Owner Trustee or the Owner Participant expressly reserved to the Owner Trustee or the Owner Participant pursuant to the Indenture.

     "Indenture Event of Default" means each of the events specified in Section
      --------------------------
4.02 of the Indenture.

     "Indenture Supplement" means (a) the Trust Indenture and Security Agreement
      --------------------
Supplement No. 1, substantially in the form of Exhibit A to the Indenture, which shall describe with particularity the Aircraft included in the property of the Owner Trustee covered by the Indenture by reference to the Lease Supplement, and which creates a first priority purchase money equipment security interest in the Aircraft and (b) any other supplement to the Indenture from time to time executed and delivered in accordance with the Indenture.

     "Indenture Trustee" means Allfirst Bank, a Maryland state-chartered
      -----------------
commercial bank, as indenture trustee under the Operative Agreements on behalf of the Noteholders, and its successors and permitted assigns.

     "Indenture Trustee's Liens" means any Lien against, on or with respect to
      -------------------------
the Aircraft, any Engine, the Lessor's Estate or the Indenture Estate or any part thereof resulting from (i) claims against the Indenture Trustee or any Affiliate thereof not related to the administration of the Indenture Estate or any transactions contemplated by the Operative Agreements, (ii) any act or omission of the Indenture Trustee or any Affiliate thereof which is not related to the transactions contemplated by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, or (iii) Taxes imposed against the Indenture Trustee or any Affiliate thereof in its individual capacity in respect of which the Lessee has not indemnified (and is not obligated to indemnify) the Indenture Trustee or any Affiliate thereof in such capacity.

     "Lease" means the Lease Agreement [N583ML], dated as of August 10, 1999
      -----
between the Lessor and the Lessee.

     "Lease Supplement" means any Lease Supplement, substantially in the form of
      ----------------
Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

     "Lessee" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Lessee Documents" means the Operative Agreements to which the Lessee is a
      ----------------
party.

     "Lessor" means First Union Trust Company, National Association, a national
      ------
banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its successors and permitted assigns.

     "Lessor's Cost" has the meaning given to such term in Exhibit B of the
      -------------
Lease.

     "Lessor's Estate" means all estate, right, title and interest of the Owner
      ---------------
Trustee in and to the Aircraft, and Engines and the Operative Agreements (other than the Tax Indemnity

Agreement) including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind, but specifically excluding any Excluded Payments.

     "Lessor's Liens" means Liens against, on or with respect to the Aircraft,
      --------------
any Engine, the Lessor's Estate or the Indenture Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Trust Company or the Owner Participant, in each case not related to the Operative Agreements or the transactions contemplated thereby,
(ii) acts or omissions of the Trust Company or of the Owner Participant not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Trust Company, Owner Participant, Lessor's Estate or the trust created by the Trust Agreement which are not required to be indemnified against by the Lessee pursuant to Articles 6 or 7 of the Participation Agreement (other than due to the exclusions contained in Section 6.01(b)(x) or 7.01(b)(vii)) and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv) claims against the Trust Company or the Owner Participant arising from the transfer by the Lessor or the Owner Participant of its interests in the Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a)
or 17 of the Lease and other than a transfer pursuant to the exercise of the remedies set forth in Section 17 of the Lease or any other transfer required by the Operative Agreements.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
exercise of rights, security interest, claim, including any right of ownership or other similar interest of any nature whatsoever.

     "Loan Participant" means and includes each registered holder from time to
      ----------------
time of an Equipment Note issued under the Indenture including, so long as it holds any Equipment Note issued under the Indenture, Canadian Regional Aircraft Finance Transaction No. 1 Limited, a Jersey, Channel Islands company, and its successors and permitted assigns.

     "Majority in Interest of Noteholders" means, as of a particular date of
      -----------------------------------
determination, the Noteholders of more than 66 2/3% of the aggregate unpaid principal amount of all Equipment Notes Outstanding as of such date (excluding any Equipment Notes owned or held by Owner Trustee, Lessee or the Owner Participant or any Affiliate of any such party or any interests of Owner Trustee or the Owner Participant therein by reason of subrogation pursuant to Section
2.12 of the Indenture (unless all Equipment Notes Outstanding shall be held by Owner Trustee, Lessee, the Owner Participant or any Affiliate thereof)).

     "Make-Whole Amount" means, with respect to the prepayment or repayment of
      -----------------
any Equipment Note, an amount equal to the excess, if any, of (i) the present value, as of the date of the relevant prepayment or repayment of such Equipment Note, of the respective installments of principal of and interest on such Equipment Note that, but for such prepayment or repayment, would have been payable on each Payment Date after such prepayment or repayment over (ii) the principal amount of such Equipment Note then being prepaid or repaid. Such present value shall be determined by discounting the amounts of such installments from their respective Payment

Dates to the date of such prepaymentor repayment at a rate equal to the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining Weighted Average Life of such Equipment Note plus 0.5% (or in the case of any prepayment of such Equipment Note made within six months after the holder of such Equipment Note has made demand for the payment of any Increased Cost or of any amount pursuant to Article 6 of the Participation Agreement in respect of withholding Taxes, the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining Weighted Average Life of such Equipment Note plus 1.00%). Each holder of an Equipment Note will furnish to the Lessee and the Indenture Trustee a certificate setting forth the calculation and amount of the Make-Whole Amount with respect to its Equipment Note, which account shall be conclusive absent manifest error.

     "Manufacturer" means Bombardier Inc., a Canadian corporation, and its
      ------------
successors and permitted assigns.

     "Material Adverse Change" means, with respect to any Person, any event,
      -----------------------
condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition or its ability to perform its obligations under the Operative Agreements.

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Net Economic Return" means the Owner Participant's nominal after-tax book
      -------------------
yield (utilizing the multiple investment sinking fund method of analysis), aggregate net after-tax cash and periodic FASB 13 earnings (plus or minus 5%), computed on the basis of the same methodology, constraints and assumptions as were utilized by the initial Owner Participant in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; provided,
                                                                       --------
that, if the initial Owner Participant shall have transferred its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest; provided, further, that, notwithstanding the preceding
                       --------  -------
proviso, solely for purposes of Article 13 of the Participation Agreement and calculating any adjustments to Basic Rent percentages and Termination Values percentages in connection with a refinancing pursuant to such Article 13 at a time when the Owner Participant is a transferee (other than an Affiliate of the initial Owner Participant), the after-tax yield (but not the after-tax cash) component of Net Economic Return shall be calculated on the basis of the methodology and assumptions utilized by the transferee Owner Participant as of the date on which it acquired its interest.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Noteholder" means and includes the Loan Participant and each subsequent
      ----------
registered holder from time to time of an Equipment Note issued under the Indenture for so long as the Loan Participant or such subsequent holder shall hold such Equipment Note.

     "Noteholder Tax Indemnitee" means each Noteholder and all Affiliates,
      -------------------------
directors, officers, agents, representatives, servants and corporate shareholders thereof.

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Participation Agreement, the Trust
      --------------------
Agreement, the Deficiency Agreement, the Residual Agreement, the Return Condition Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Purchase Agreement, the Purchase Agreement Assignment, the Engine Warranty Assignment, the PAA Consent, the Engine Manufacturer's Consent, the Lease, each Lease Supplement, any Owner Participant Guaranty, the Equipment Notes outstanding at the time of reference, the Indenture, each Indenture Supplement and the Tax Indemnity Agreement.

     "Opinion of Counsel" means when delivered pursuant to the Indenture, a
      ------------------
written opinion of legal counsel, who in the case of counsel (a) for the Lessee may be (i) an attorney employed by the Lessee who is generally empowered to deliver such written opinions, (ii) Fulbright & Jaworski L.L.P., or (iii) other counsel designated by the Lessee and reasonably satisfactory to the Indenture Trustee, and (b) for the Owner Trustee or the Indenture Trustee, an attorney selected by such Person and reasonably satisfactory to the Lessee and, in the case of the Owner Trustee, reasonably satisfactory to the Indenture Trustee.

     "Outstanding" means, when used with respect to Equipment Notes, as of the
      -----------
date of determination, all Equipment Notes theretofore executed and delivered under the Indenture, with the exception of the following:

     1) Equipment Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to the Indenture or otherwise;

     2) Equipment Notes for which prepayment money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the holders of such Equipment Notes pursuant to Section 9.01 of the Indenture; provided that if such Equipment Notes are to be prepaid,
                     -------- ----
          notice of such prepayment has been duly given pursuant to the Indenture or provision therefor satisfactory to the Indenture Trustee has been made; and

     3) Equipment Notes in exchange for or in lieu of which other Equipment Notes have been executed and delivered pursuant to Article II of the Indenture.

     "Owner Participant" means Polaris Holding Company, a Delaware corporation,
      -----------------
and its successors and permitted transferees and assigns.

     "Owner Participant Guarantor" means the provider of an Owner Participant
      ---------------------------
Guaranty.

     "Owner Participant Guaranty" means any guaranty delivered or to be
      --------------------------
delivered to support the obligations of the Owner Participant under the Operative Agreements in connection with the transfer by the Owner Participant of the Beneficial Interest.

     "Owner Trustee" means the Trust Company, not in its individual capacity
      -------------
except as otherwise expressly stated, but solely as trustee under the Trust Agreement, and its successors and permitted assigns.

     "PAA Consent" means the Aircraft Manufacturer's Consent and Agreement
      -----------
[N583ML], dated as of August 10, 1999, from the Manufacturer.

     "Participants" means, collectively, the Owner Participant and the Loan
      ------------
Participant; "Participant" means, individually, one of the Participants.
              -----------

     "Participation Agreement" means the Participation Agreement [N583ML], dated
      -----------------------
as of August 10, 1999, among the Lessee, the Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee, the Owner Participant, the Indenture Trustee and the Loan Participant.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine or which have been removed therefrom so long as title to such removed Parts remains vested in Lessor under the terms of Section 7 of the Lease, exclusive of any items leased by the Lessee from third parties and not required to be installed on the Aircraft in accordance with the Lease or otherwise required in the navigation or operation of the Aircraft.

     "Past Due Rate" means a rate per annum equal to 2% plus the Applicable Rate
      -------------
or, if the Equipment Notes have been paid in full, a rate per annum equal to the TV Rate identified in Exhibit B to the Lease.

     "Payment Date" means each June 1 and December 1 through and including June
      ------------
1, 2015, commencing on December 1, 1999.

     "Permitted Air Carrier" means (a) any Section 1110 Person and (b) any
      ---------------------
foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease except those that do not maintain normal diplomatic relations with the United States and, with respect to both clause (a) and (b) of this definition, which shall not then be subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws.

     "Permitted Investments" means (a) direct obligations of the United States
      ---------------------
of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), including any proprietary mutual fund of Allfirst Bank for which such bank or an affiliate is investment advisor or to which such bank provides other services to such mutual fund and receives reasonable compensation for such services, (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a short-term debt rating of "A1" by Standard & Poor's or "P1" by Moody's Investors Service, Inc. (or, if neither such organization shall provide such ratings at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of one year or less from date of purchase thereof; (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest short-term debt rating assigned by such organization, or (f) obligations of the type described in clauses (a) or (b) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Indenture Trustee (or after the Lien of the Indenture has been discharged, the Owner Trustee), all such Permitted Investments shall mature not later than 30 days from the date of purchase. If any of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in (d) above.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Permitted Sublessee" means (a) any Permitted Air Carrier, (b) any airframe
      -------------------
or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or
(c) the United States of America or any instrumentality or agency thereof.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, association, corporation, institution, entity or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the

Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N583ML], dated as of August 10, 1999, between Lessee and Owner Trustee.

     "Purchase Price" means an amount equal to Lessor's Cost.
      --------------

     "Reasonable Basis" means that a realistic possibility of success, within
      ----------------
the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

     "Recovery Period" means "Tax Attribute Period" as defined in the Tax
      ---------------
Indemnity Agreement.

     "Refinancing" has the meaning given to such term in Section 13.01 of the
      -----------
Participation Agreement.

     "Register" has the meaning given to such term in Section 2.07 of the
      --------
Indenture.

     "Registrar" has the meaning given to such term in Section 2.07 of the
      ---------
Indenture.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Related Tax Indemnitee" means any Affiliate of any Tax Indemnitee.
      ----------------------

     "Remaining Weighted Average Life" means on a given date with respect to any
      -------------------------------
Equipment Note the number of days equal to the quotient obtained by dividing (i) the sum of each of the products obtained by multiplying (a) the amount of each then remaining scheduled payment of principal of such Equipment Note by (b) the number of days from and including such date to but excluding the dates on which each such payment of principal is scheduled to be made; by (ii) the then outstanding principal amount of such Equipment Note.

     "Renewal Term" has the meaning given to such term in Section 13(a) of the
      ------------
Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Rent Payment Date" means each Payment Date during the Term.
      -----------------

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe
      --------------------
is part.

     "Replacement Airframe" means a Canadair Regional Jet Series 200ER series
      --------------------
aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease pursuant to Section 8 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 8(d)
      ------------------------
of the Lease.

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof; provided that, such engine shall be compatible with the other
              -------- ----
Engine, and shall be an engine of a type then being utilized by the Lessee on other Canadair Regional Jet Series 200 aircraft operated by the Lessee.

     "Residual Agreement" has the meaning given to such term in the recitals of
      ------------------
the Participation Agreement.

     "Responsible Officer" means, with respect to the Owner Trustee or the
      -------------------
Indenture Trustee, any officer in its Corporate Trust Administration, as the case may be, designated by such Person to perform obligations under the Operative Agreements, and with respect to any other party, any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Return Condition Agreement" means the Return Condition Agreement [N583ML],
      --------------------------
dated as of August 10, 1999, between the Manufacturer and the Lessee.

     "SEC" means the Securities and Exchange Commission of the United States and
      ---
any successor agencies or authorities.

     "Section 1110" means 11 U.S.C. (S) 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Secured Obligations" has the meaning specified in the Granting Clause of
      -------------------
the Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" has the meaning given to such term in Exhibit B to the Lease.
      ------

     "Security Trustee" means NatWest Aerospace Trust Company Limited, as
      ----------------
Security Trustee under the Deed of Charge, Assignment and Priorities dated April 20, 1998, among, inter alia, the initial Loan Participant, as at any time amended, modified, novated or replaced by any corresponding agreement or agreements (the "Deed of Charge"), or any other person acting as Security Trustee under the Deed of Charge as from time to time designated in writing to the Lessee.

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (b), (f), (g), (h), (k) or (l) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Specified Indenture Default" means (a) any Specified Default, or (b) any
      ---------------------------
Indenture Default arising under Sections 4.02(b), 4.02(c), 4.02(h) or 4.02(i) of the Indenture.

     "Specified Lease" means, at any time of determination, any lease under
      ---------------
which an aircraft is leased to the Lessee, if the Owner Participant or an Affiliate of the Owner Participant, or a trustee for the benefit of the Owner Participant or an Affiliate of the Owner Participant, shall be the lessor under such lease.

     "Sublease" means any sublease agreement between the Lessee and a Permitted
      --------
Sublessee as permitted by Section 5(b) of the Lease.

     "Supplemental Rent" means (a) all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Participation Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor, the Owner Participant, the Indenture Trustee, any Noteholder or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, any amounts of Make-Whole Amount payable under the Indenture to the extent provided in Section 3(c) or Section 14 of the Lease, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent, and (b) all amounts that the Owner Trustee is obligated to pay in accordance with Section 2.14 of the Indenture.

     "Tax" or "Taxes" has the meaning set forth in Section 6.01(a) of the
      ---      -----
Participation Agreement.

     "Tax Indemnitee" means each Indemnitee.
      --------------

     "Tax Indemnity Agreement" means the Tax Indemnity Agreement [N583ML], dated
      -----------------------
as of August 10, 1999 between the Lessee and the Owner Participant.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease or, during a Renewal Term or otherwise during any period following the last day of the Term, the second day of each month.

     "Termination Value" means (a) as of any Termination Date during the Basic
      -----------------
Term, the amount determined as set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

     "Transaction Costs" means those costs and expenses set forth in Section
      -----------------
8.01(a) of the Participation Agreement.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Treasury Rate" means for any Designated Maturity, the average yield to
      -------------
maturity of, and resulting from the bidding for, the most recently auctioned United States Treasury Notes with maturities equal to such Designated Maturity on the date three Business Days prior to the relevant calculation of Make-Whole Amount; and if United States Treasury Notes with such a maturity are not then auctioned and publicly traded, the weighted average yield to maturity of United States Treasury Notes with maturities next above and below such Designated Maturity (calculated as provided below); such yields in each case to be determined by averaging (and rounding upward to the nearest whole multiple of 1/1000 of 1% per annum, if the average is not such a multiple) the yields of the relevant United States Treasury Notes (rounded, if necessary, to the nearest 1/1000 of 1% with any figure of 1/2000 of 1% or above rounded upward) as displayed on the applicable Telerate screen (page 7677), or if such screen is not available, as quoted by two reputable dealers in United Stated Treasury Notes selected by a Majority in Interest of Noteholders, in either case, at approximately 11:00 a.m. New York time on the date, and notified to the Lessee, the Indenture Trustee and the Noteholders; any weighted average yield of United States Treasury Notes with two maturities is to be calculated in accordance with the following formula:


                                (Y2-Y1)(DM-X1)
                                ---------------
                        WAY=Y1+     (X2-X1)

Where:

       WAY =    Weighted Average Yield

       DM  =    relevant Designated Maturity

       X1  =    whole integer in years closest to and less than DM which equals the maturity of a United States Treasury Note then publicly traded.

       X2  =    whole integer in years closest to and greater than DM which equals the maturity of a United States Treasury Note then publicly traded.

       Y1  =    yield, determined as provided above, of United States Treasury
                Notes then most recently auctioned with maturities equal to X1.

       Y2  =    yield, determined as provided above, of United States Treasury
                Notes then most recently auctioned with maturities equal to X2.


     "Trust Agreement" means the Trust Agreement [N583ML], dated as of August
      ---------------
10, 1999, between the Owner Participant and the Trust Company.

     "Trust Company" means First Union Trust Company, National Association, a
      -------------
national banking association, and its successors and permitted assigns.

     "Trust Estate" means the Lessor's Estate.
      ------------

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.
      -------------------

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

     "U.S. Person" means a Person described in (S) 7701(a)(30) of the Code.
      -----------

     "Warranty Bill of Sale" means (A) the full warranty bill of sale covering
      ---------------------
the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Engine) executed by the seller thereof in favor of the Owner Trustee.

                                       EXHIBIT A
                                       to Trust Indenture and Security Agreement


                             INDENTURE SUPPLEMENT

          INDENTURE SUPPLEMENT No.  ________ dated _____________________, 1999
(this "Indenture Supplement") of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity except as expressly provided in the Operative Agreements, but solely as Owner Trustee under the Trust Agreement (in such capacity, herein called the "Owner Trustee").
                                  -------------


                              W I T N E S S E T H

          WHEREAS, the Indenture provides for the execution and delivery of this Indenture Supplement, which shall particularly describe the Aircraft and any Replacement Airframe or Replacement Engine included in the property covered by the Indenture.

          WHEREAS, the Trust Indenture and Security Agreement [N583ML] dated as of August 10, 1999 (herein called the "Indenture") between the Owner Trustee and
                                       ---------
Allfirst Bank, as Indenture Trustee (herein called the "Indenture Trustee"),
                                                        -----------------
provides for the execution and delivery of a supplement thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Indenture being herein used with the same meanings) and any Replacement Airframe or Replacement Engine included in the Indenture Estate, and shall specifically mortgage such Aircraft, Replacement Airframe or Replacement Engine, as the case may be, to the Indenture Trustee.

          WHEREAS*, the Indenture relates to the Airframe and Engines described below and a counterpart of the Indenture is attached hereto and made a part hereof and this Indenture Supplement, together with such counterpart of the Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

          WHEREAS** the Indenture and Indenture Supplement dated _________, 1999 (the Indenture being attached to and made a part of such Indenture Supplement and filed therewith) have been duly recorded pursuant to Chapter 441 of Title 49 of the United States Code, as amended on ___________, 1999, as one document and have been assigned Conveyance No.__________.

_______________

   * This recital is to be included only in the first Indenture Supplement.

  ** This recital not to be included in the first Indenture Supplement.

          NOW, THEREFORE, this Indenture Supplement witnesseth, that, to secure the prompt payment of the principal of and Make-Whole Amount (if any) and interest on, and all other amounts due with respect to, all Equipment Notes from time to time outstanding under the Indenture and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions for the benefit of the Noteholders in the Indenture and in the Participation Agreement and the Equipment Notes, and the prompt payment of any and all amounts from time to time owing under the Indenture or the Participation Agreement or the other Operative Agreements by the Owner Trustee, the Owner Participant or the Lessee to the Noteholders, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture, and of the acceptance of the Equipment Notes by the Noteholders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee and its successors and assigns, for the security and benefit of the Noteholders, in the trust created by the Indenture, a first priority security interest in and first mortgage lien upon, all right, title and interest of the Owner Trustee in, to and under the following described property:

                                   AIRFRAME
                      one airframe identified as follows:

                                           FAA Registration    Manufacturer' s Serial
Manufacturer            Model                   Number                 Number
------------            -----                   ------                 ------
Bombardier Inc.    Canadair Regional Jet         N583ML                 7327
                       CL-600-2B19

together with all Parts, appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time thereto belonging, owned by the Owner Trustee and installed in or appurtenant to said aircraft and all records, logs, manuals and data, inspection, modification and overhaul records and all other documents at any time maintained with respect to the foregoing property.

AIRCRAFT ENGINES
(2) aircraft engines, each such engine
having 750 or more rated takeoff horsepower or the equivalent thereof, identified as follows:

                                         Manufacturer's
                                         Serial
Manufacturer                Model        Number
------------                -----        --------------
General Electric Company    CF34-3B1     GE-E-872529

                                         GE-E-872530

together with all Parts, equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to said aircraft engines and all records, logs, manuals and data, inspection, modification and overhaul records and all other documents at any time maintained with respect to the foregoing property.

          Together with all substitutions, replacements and renewals of the property above described, and all property which shall hereafter become physically attached to or incorporated in the property above described, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

          As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Noteholders, in the trust created by the Indenture, all of the right, title and interest of the Owner Trustee in, to and under Lease Supplement No. _______of even date (other than Excluded Payments, if any) covering the property described above.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Noteholders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

          This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

          AND, FURTHER, the Owner Trustee hereby acknowledges that the Airframe/Engines referred to in this Indenture Supplement and the aforesaid Lease Supplement have been delivered to the Owner Trustee and are included in the property of the Owner Trustee and are covered by all the terms and conditions of the Indenture and are subject to the Lien of the Indenture.

          This Indenture Supplement is being delivered in the State of New York.

          IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement to be duly executed by one of its officers thereunto authorized, this _________day of _________, 1999.

                                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise expressly provided in the
                                Operative Agreements, but
                                solely as Owner Trustee


                                By:
                                    --------------------
                                    Name:
                                    Title:

                                    EXHIBIT B
                                    to Trust Indenture and Security Agreement


                           [FORM OF EQUIPMENT NOTE]

THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT OR LAWS OR UNLESS AN EXEMPTION IS AVAILABLE UNDER SAID ACT OR LAWS.

                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,

not in its individual capacity except
as otherwise expressly provided in the
Operative Agreements, but solely as
Owner Trustee

EQUIPMENT NOTE
ISSUED IN CONNECTION WITH ONE AIRCRAFT INITIALLY BEARING
UNITED STATES FEDERAL AVIATION ADMINISTRATION REGISTRATION NO.
N5____ML AND TWO GENERAL ELECTRIC ENGINES


No. R-

$                                        ______________ ___, _______

          FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise expressly provided in the Operative Agreements, but solely as Owner Trustee (herein in such capacity called the "Owner Trustee")
                                                             -------------
under that certain Trust Agreement [N583ML] dated as of August 10, 1999, between the Owner Participant named therein and the Owner Trustee (herein as such Trust Agreement may be amended or supplemented from time to time in accordance with the applicable provisions thereof called the "Trust Agreement"), hereby promises
                                              ---------------
to pay to _______________________________ __________________, or registered transferees, the principal sum of _________________________________________
Dollars, in the number of installments set forth in Annex A hereto, and each installment to be due and payable on a Payment Date and in an amount equal to the amount set forth in Annex A hereto opposite such Payment Date, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full at the Applicable Rate, payable in arrears on each Payment Date and on the date this Equipment Note is paid in full. This Equipment Note shall bear interest at the Past Due Rate on any principal hereof, and, to the extent permitted by applicable law, interest and other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the holder hereof given through the Indenture Trustee.

          Interest shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months; provided that interest on past-due amounts
                                    --------
shall be calculated on the basis of a year of 360-days and actual days elapsed. If any sum payable hereunder falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day, without additional interest as a result of such extension.

          All payments of principal, Make-Whole Amount and interest and other amounts to be made to the holder hereof or under the Trust Indenture and Security Agreement [N5___ML] dated as of August 10, 1999 (as modified, amended or supplemented from time to time in accordance with the provisions thereof, herein called the "Indenture", the terms defined therein and not otherwise
                   ---------
defined herein being used herein with the same meanings) between the Owner Trustee and Allfirst Bank, as Indenture Trustee thereunder, shall be made only from the income and proceeds from the Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Indenture Estate to enable the Indenture Trustee to make such payments in accordance with the terms of the Indenture. Each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as above provided and that none of the Owner Participant, the Trust Company or the Indenture Trustee is personally liable to the holder hereof for any amounts payable or any liability under this Equipment Note or under the Indenture, except, in the case of the Trust Company or the Indenture Trustee, as expressly provided in the Indenture or the Participation Agreement.

          Principal and interest and other amounts due hereon shall be payable in Dollars in immediately available funds prior to 12:00 noon, New York time, on the due date thereof, to the Indenture Trustee at its Corporate Trust Department and the Indenture Trustee shall, subject to the terms and conditions of the Indenture, remit all such amounts so received by it to the holder hereof in accordance with the terms of the Indenture at such account or accounts at such financial institution or institutions as the holder hereof shall have designated to the Indenture Trustee in writing, in immediately available funds, such payment to be made, in the case of any such designated account in New York, New York, prior to 2:00 p.m., New York time, on the due date thereof. In the event the Indenture Trustee, through negligence or willful misconduct, shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate the holder hereof for loss of use of funds in a commercially reasonable manner. All such payments by the Owner Trustee and the Indenture Trustee shall be made free and clear of and without reduction for or on account of all wire or other like charges.

          Each holder hereof, by its acceptance of this Equipment Note, agrees that, except as otherwise expressly provided in the Indenture, each payment received by it in respect hereof shall be applied, first, to the payment of any
                                                   -----
amount (other than the principal of or Make-Whole Amount or interest on this Equipment Note) due in respect of this Equipment Note, second, to the
                                                       ------
payment
of Make-Whole Amount, if any, and interest hereon (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable hereunder) due and payable hereunder, third, to the
                                                      -----
payment of the principal of this Equipment Note then due and fourth, the
                                                             ------
balance, if any, remaining thereafter, to the payment of the principal of this Equipment Note remaining unpaid, in the manner set forth in the last sentence of
Section 2.05 of the Indenture.

          This Equipment Note is one of the Equipment Notes referred to in the Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Indenture. The Indenture Estate is held by the Indenture Trustee as security, in part, for the Equipment Notes. Reference is hereby made to the Indenture and the Participation Agreement referred to therein for a statement of the rights and obligations of the holder hereof, and the nature and extent of the security for this Equipment Note and of the rights and obligations of the other Noteholders, and the nature and extent of the security for the other Equipment Notes, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture and such Participation Agreement each holder hereof agrees by its acceptance of this Equipment Note.

          There shall be maintained a Register for the purpose of registering transfers and exchanges of Equipment Notes at the Corporate Trust Department of the Indenture Trustee or at the office of any successor indenture trustee in the manner provided in Section 2.07 of the Indenture. As provided in the Indenture, this Equipment Note or any interest herein may, subject to the next following paragraph, be assigned or transferred, and the Equipment Notes are exchangeable for a like aggregate original principal amount of Equipment Notes of any authorized denomination, as requested by the Noteholder surrendering the same.

          Prior to the due presentment for registration of transfer of this Equipment Note, the Owner Trustee and the Indenture Trustee may deem and treat the person in whose name this Equipment Note is registered on the Register as the absolute owner of this Equipment Note and the Noteholder for the purpose of receiving payment of all amounts payable with respect to this Equipment Note and for all other purposes whether or not this Equipment Note is overdue, and neither the owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

          This Equipment Note is subject to prepayment only as permitted by Sections 2.10, 2.11 and 2.14 of the Indenture and to purchase without consent of the holder hereof only as provided in Section 2.12 of the Indenture, and the holder hereof, by its acceptance of this Equipment Note, agrees to be bound by said provisions.

          This Equipment Note shall not be secured by or be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless authenticated by the Indenture Trustee as evidenced by the manual signature of one of its authorized signatories on the certificate of authentication below.

          THIS EQUIPMENT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                    *  *  *

          IN WITNESS WHEREOF, the Owner Trustee has caused this Equipment Note to be executed in its corporate name by its officer thereunto duly authorized, as of the date hereof.

                                                      FIRST UNION TRUST COMPANY,
                                                      NATIONAL ASSOCIATION,
                                                      not in its individual
                                                      capacity, but solely as
                                                      Owner Trustee


                                                      By:--------------------
                                                         Name:
                                                         Title:

          [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                ALLFIRST BANK,
                                  as Indenture Trustee


                                By:
                                    -------------------------------------
                                    Authorized Signatory

                                                   Annex A to
                                                   Equipment Note


                        SCHEDULE OF PRINCIPAL PAYMENTS

The Applicable Rate equals 8.825%.



                                            Principal
                                            Amount to
               Payment Date                 Be Paid
               ------------                ----------
               Dec 1 1999                  538,907.91
               Jun 1 2000                        0.00
               Dec 1 2000                  578,911.79
               Jun 1 2001                        0.00
               Dec 1 2001                  631,557.07
               Jun 1 2002                        0.00
               Dec 1 2002                  691,125.29
               Jun 1 2003                        0.00
               Dec 1 2003                  746,092.79
               Jun 1 2004                        0.00
               Dec 1 2004                  821,665.97
               Jun 1 2005                        0.00
               Dec 1 2005                  894,717.12
               Jun 1 2006                        0.00
               Dec 1 2006                  987,097.16
               Jun 1 2007                   14,853.77
               Dec 1 2007                  742,016.28
               Jun 1 2008                        0.00
               Dec 1 2008                  871,574.78
               Jun 1 2009                        0.00
               Dec 1 2009                  656,697.28
               Jun 1 2010                  201,311.64
               Dec 1 2010                  927,226.37
               Jun 1 2011                        0.00
               Dec 1 2011                1,311,443.30
               Jun 1 2012                        0.00
               Dec 1 2012                        0.00
               Jun 1 2013                1,007,043.38
               Dec 1 2013                  848,729.20
               Jun 1 2014                  477,393.27
               Dec 1 2014                        0.00
               Jun 1 2015                  341,257.47

                             Note to Exhibit 10.3

The following Trust Indenture and Security Agreement is substantially identical in all material respects to the Trust Indenture and Security Agreement filed herewith except as follows:

       Date                   Aircraft Tail No.         Amortization
       ----                   -----------------         ------------
       August 10, 1999        N584ML                          *
       September 10,1999      N585ML                          *

*  As attached hereto

                                                           Annex A to
                                                        Equipment Note

                         SCHEDULE OF PRINCIPAL PAYMENTS

The Applicable Rate equals 8.825%

           Payment Date                                 Amount
           ------------                                 ------
            Dec 1 1999                                  538,907.91
            Jun 1 2000                                  0.00
            Dec 1 2000                                  578,911.79
            Jun 1 2001                                  0.00
            Dec 1 2001                                  631,557.07
            Jun 1 2002                                  0.00
            Dec 1 2002                                  691,125.29
            Jun 1 2003                                  0.00
            Dec 1 2003                                  746,092.79
            Jun 1 2004                                  0.00
            Dec 1 2004                                  821,665.97
            Jun 1 2005                                  0.00
            Dec 1 2005                                  894,717.12
            Jun 1 2006                                  0.00
            Dec 1 2006                                  987,097.16
            Jun 1 2007                                  14,853.77
            Dec 1 2007                                  742,016.28
            Jun 1 2008                                  0.00
            Dec 1 2008                                  871,574.78
            Jun 1 2009                                  0.00
            Dec 1 2009                                  656,697.28
            Jun 1 2010                                  201,311.64
            Dec 1 2010                                  927,226.37
            Jun 1 2011                                  0.00
            Dec 1 2011                                  1,311,443.30
            Jun 1 2012                                  0.00
            Dec 1 2012                                  0.00
            Jun 1 2013                                  1,007,043.38
            Dec 1 2013                                  848,729.20
            Jun 1 2014                                  477,393.27
            Dec 1 2014                                  0.00
            Jun 1 2015                                  341,257.47
            Dec 1 2015                                  0.00

                                                                          N584ML

                                                        Annex A to
                                                        Equipment Note

                         SCHEDULE OF PRINCIPAL PAYMENTS

The Applicable Rate equals 8.825%
                                                    Principal Amount to
                                                    -------------------
           Payment Date                             Be Paid
           ------------                             -------
            Nov 1 1999                              441,726.54
            May 1 2000                              0.00
            Nov 1 2000                              577,831.64
            May 1 2001                              3,426.97
            Nov 1 2001                              605,862.13
            May 1 2002                              0.00
            Nov 1 2002                              713,929.49
            May 1 2003                              0.00
            Nov 1 2003                              671,799,96
            May 1 2004                              0.00
            Nov 1 2004                              932,101.22
            May 1 2005                              0.00
            Nov 1 2005                              628,479.07
            May 1 2006                              285,153.56
            Nov 1 2006                              579,757.48
            May 1 2007                              318,263.35
            Nov 1 2007                              770,447.80
            May 1 2008                              0.00
            Nov 1 2008                              728,033.20
            May 1 2009                              200,544.28
            Nov 1 2009                              410,309.39
            May 1 2010                              331,150.22
            Nov 1 2010                              843,504.90
            May 1 2011                              0.00
            Nov 1 2011                              1,220,844.20
            May 1 2012                              252,685.54
            Nov 1 2012                              0.00
            May 1 2013                              1,135,610.43
            Nov 1 2013                              0.00
            May 1 2014                              904,698.88
            Nov 1 2014                              178,005.45
            May 1 2015                              363,117.26
            Nov 1 2015                              119,826.45

                                                                          N584ML